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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ABGENIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

May 6, 2005

To Our Stockholders:

        I cordially invite you to attend the Abgenix, Inc. Annual Meeting of Stockholders, to be held on Monday, June 13, 2005 at 10:00 a.m. local time, at the Company's headquarters at 6701 Kaiser Drive, Fremont, California 94555. The formal Notice of Annual Meeting appears on the next page.

        This year you are asked to (1) elect seven members to our Board of Directors; (2) approve the Abgenix, Inc. 2005 Incentive Stock Plan; (3) ratify the selection of the Company's independent auditors; and (4) transact such other business as may properly come before the meeting.

        I urge you to vote for the election of each of the seven nominees, the approval of the 2005 Incentive Stock Plan and the ratification of Ernst & Young LLP as the Company's independent auditors for our current fiscal year. It is important that your shares be represented, whether or not you plan to attend the meeting; therefore, please take a few minutes to vote now. To vote, mark, sign and date the enclosed proxy card, and return it in the enclosed prepaid envelope as promptly as possible.

        After the transaction of formal business, those attending the Annual Meeting will have the opportunity to ask questions of interest to Abgenix stockholders. You can find other detailed information about Abgenix, including our audited financial statements, in the enclosed Annual Report on Form 10-K for the year ended December 31, 2004.

        I appreciate your interest in Abgenix and urge you to vote your shares either in person or at the meeting by returning your proxy as soon as possible.

Best regards,

WILLIAM R. RINGO President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 13, 2005

TO THE STOCKHOLDERS OF ABGENIX, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Abgenix, Inc., a Delaware corporation, will be held on Monday, June 13, 2005 at 10:00 a.m. local time, at our principal executive offices located at 6701 Kaiser Drive, Fremont, California 94555, for the following purposes:

        1.     To elect seven directors to serve for the ensuing year and until their successors are elected;

        2.     To approve the Abgenix, Inc. 2005 Incentive Stock Plan;

        3.     To ratify the selection of Ernst & Young LLP as our independent auditors for our current fiscal year; and

        4.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 18, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment or postponement thereof.

By Order of the Board of Directors

DONALD R. JOSEPH Senior Vice President, General Counsel and Secretary

Fremont, California
May 6, 2005

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

ABGENIX, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 13, 2005

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board" or "Board of Directors") of Abgenix, Inc., a Delaware corporation ("Abgenix" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Monday, June 13, 2005, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal executive offices located at 6701 Kaiser Drive, Fremont, California 94555. The Company intends to mail this proxy statement and accompanying proxy card on or about May 6, 2005, to all stockholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Solicitation

        The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram, electronic mail or personal solicitation by directors, officers or other employees of the Company or, at the Company's request, Mellon Investor Services LLC. The Company will not pay any additional compensation to directors, officers or other employees for such services, but will pay Mellon Investor Services LLC approximately $8,500 for solicitation services.

Voting Rights and Outstanding Shares

        Holders of record of our common stock and our Series A-1 convertible preferred stock at the close of business on April 18, 2005 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 18, 2005, the Company had 89,445,162 shares of common stock and 50,000 shares of Series A-1 convertible preferred stock outstanding and entitled to vote. As of April 18, 2005, all shares of our Series A-1 convertible preferred stock were held by AstraZeneca UK Limited ("AstraZeneca").

        Each holder of record of our common stock on April 18, 2005 will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. The holder of our Series A-1 convertible preferred stock will be entitled to vote with the holders of common stock on an as-converted basis and will have the voting power that a holder of 1,666,666 shares of our common stock would have on all matters to be voted upon at the Annual Meeting. The holders of a majority of the total voting power entitled to vote at the Annual Meeting, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the voting power represented in person or by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the voting power represented in person or by proxy at the Annual Meeting is required to approve all other matters.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker "non-votes." Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. An abstention will have the same effect as a negative vote except with respect to the election of directors, in which case an abstention will have no effect since directors are elected by a plurality vote. Broker "non-votes" are not counted in the tabulation of votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner with respect to a particular proposal and does not have discretionary voting power with respect to that item.

Revocability of Proxies

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the secretary of the Company at the Company's principal executive offices, 6701 Kaiser Drive, Fremont, California 94555, Attention: Secretary, a written notice of revocation or a duly executed proxy bearing a later date; or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

        To be considered for inclusion in the Company's proxy statement for the 2006 Annual Meeting of Stockholders (the "2006 Annual Meeting"), stockholder proposals must be received in writing by the Company no later than January 6, 2006. The proposals must be mailed to our principal executive offices, 6701 Kaiser Drive, Fremont, California 94555, Attention: Secretary. Such proposals may be included in the proxy statement for the 2006 Annual Meeting if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

        Under the Amended and Restated Bylaws of the Company, any stockholder entitled to vote at the 2006 Annual Meeting who intends to present a proposal or make a nomination at that meeting but does not intend to have such proposal or nomination included in the Company's proxy statement for that meeting must submit the proposal or nomination to the Company in writing by (i) January 6, 2006, or (ii) a reasonable time before the Company mails its proxy statement for the 2006 Annual Meeting if the date of the 2006 Annual Meeting changes by more than 30 days from the one-year anniversary of the 2005 Annual Meeting. The stockholder submission must include certain information specified in the Company's Bylaws. Proposals not made in compliance with these procedures may not be recognized at the meeting.

        If a stockholder submitting a proposal does not comply with these requirements by not submitting the proposal or nomination in a timely fashion, the Company may exercise discretionary voting authority under proxies it solicits to vote the proxies on the stockholder proposal or nomination in accordance with its best judgment. Further, the Company may exercise discretionary authority to vote on any shareholder proposal that was received in a timely manner as described in the preceding paragraph but that the Company has omitted from the proxy statement for the 2006 Annual Meeting pursuant to certain rules and regulations promulgated by the Securities and Exchange Commission.

PROPOSAL 1

ELECTION OF DIRECTORS

        Upon recommendation of the Nominating and Governance Committee, the Board has nominated seven directors for election at the Annual Meeting. The Board is currently composed of eight members;

however, Dr. Withy, who resigned from his position as President and Chief Executive Officer effective August 30, 2004, has not been nominated for re-election. As a result, stockholders are being asked to elect seven directors. Each director to be elected will hold office until the next Annual Meeting and until such director's successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company and was elected by the stockholders of the Company, except for Mr. Ringo, who was elected by resolution of the Board to fill a new directorship created by such resolution in connection with his appointment as President and Chief Executive Officer of the Company, as authorized in the Bylaws of the Company.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. Proxies cannot be voted for more than seven nominees. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

Nominees

        The names of the nominees and certain information about them are set forth below:

Name	Age	Position(s)
R. Scott Greer	46	Chairman
M. Kathleen Behrens, Ph.D. (1)(3)	52	Director
Raju S. Kucherlapati, Ph.D. (2)(3)	62	Director
Kenneth B. Lee, Jr.(1)	57	Director
Mark B. Logan (1)(2)(3)	66	Director
William R. Ringo.	59	President, Chief Executive Officer and Director
Thomas G. Wiggans (2)(3)	53	Director

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Governance Committee

        R. Scott Greer has served as our Chairman of the Board since May 2000, and as one of our directors since June 1996. From June 1996 until April 2002, he served as our Chief Executive Officer and from June 1996 until December 2000, he served as our President. He is currently Managing Director of Numenor Ventures, LLC, a venture capital fund. He also serves as a director of Sirna Therapeutics, Inc. Previously, Mr. Greer held senior management positions at Cell Genesys, Inc., including Senior Vice President, Corporate Development and Chief Financial Officer, and various positions at Genetics Institute, Inc. Mr. Greer was also a certified public accountant. Mr. Greer received a B.A. degree in economics from Whitman College and an M.B.A. degree from Harvard University.

        M. Kathleen Behrens, Ph.D., has served as one of our directors since December 1997. She is currently a general partner of RS & Co. Venture Partners IV, LP, which is the general partner of a venture fund, RS & Co. IV, LP. From 1999 to 2003, Dr. Behrens was a Managing Director of RS Investments, where she managed venture funds. Prior to that, she held various positions with Robertson Stephens & Co., which she joined in 1983, including General Partner and Managing Director.

Dr. Behrens serves on the President's Council of Advisors on Science and Technology and the Science, Technology and Economic Policy Board of the National Academies. Dr. Behrens received a Ph.D. degree in microbiology from the University of California, Davis, where she performed genetic research for six years.

        Raju S. Kucherlapati, Ph.D., has served as one of our directors since June 1996. Dr. Kucherlapati was a founder of Cell Genesys and served as a director of Cell Genesys from 1988 to 1999. Since September 2001, he has been a Professor of Medicine and the Paul C. Cabot Professor of Genetics at Harvard Medical School and the Scientific Director of the Harvard Partners Center for Genetics and Genomics. Previously, Dr. Kucherlapati was the Saul and Lola Kramer Professor and the Chairman of the Department of Molecular Genetics at the Albert Einstein College of Medicine of Yeshiva University. Dr. Kucherlapati also serves as a director of Millennium Pharmaceuticals, Inc. Dr. Kucherlapati received a B.S. degree in Biology from Andhra University, in India, and a Ph.D. degree in genetics from the University of Illinois, Urbana.

        Kenneth B. Lee, Jr., has served as one of our directors since March 2003. Mr. Lee is currently a consultant for life sciences companies and a principal of Hatteras BioCapital, LLC, a venture capital firm. Mr. Lee served as President of A.M. Pappas & Associates, an international life sciences venture development company, from January 2002 to June 2002. From 1982 to December 2001, Mr. Lee was a partner at Ernst & Young LLP, a public accounting firm, which he joined as an employee in 1972. He served as Managing Director of Ernst & Young's Health Sciences Investment Banking group from 2000 to 2001 and co-founder of its Center for Strategic Transactions from 1997 to 2000. He previously served as Co-Chairman of its International Life Sciences Practice. He serves as a director of CV Therapeutics, Inc., Inspire Pharmaceuticals, Inc. and Pozen Inc. Mr. Lee also serves on the Board of the North Carolina Biotechnology Industry Organization and the Board of Visitors of the Lineberger Cancer Center of the University of North Carolina at Chapel Hill. Mr. Lee received a B.A. degree from Lenoir-Rhyne College and an M.B.A. degree from the University of North Carolina at Chapel Hill, and is a certified public accountant.

        Mark B. Logan has served as one of our directors since August 1997. Mr. Logan served as Chairman of the Board of VISX, Incorporated, a medical device company, from November 1994 until his retirement in May 2001. He also served as Chief Executive Officer of VISX from November 1994 until February 2001 and as President from November 1994 until February 1999. Previously, Mr. Logan served as Chairman of the Board and Chief Executive Officer of INSMED Pharmaceuticals, Inc. and held senior management positions at Bausch & Lomb, Inc., Becton, Dickinson and Company and Wyeth, and also served as a member of the board of directors of Bausch & Lomb. Mr. Logan currently serves as a director of Vivus, Inc. and the University of Virginia Heart and Vascular Center. Mr. Logan received a B.A. degree from Hiram College and a P.M.D. degree from Harvard Business School.

        William R. Ringo has served as our Chief Executive Officer and President since July 2004. From 1973 to 2001, Mr. Ringo held various commercial and product marketing positions at Eli Lilly and Company, a pharmaceutical company, including president of the company's Oncology and Critical Care Product teams. Mr. Ringo also served as president of Eli Lilly's Internal Medicine Products unit and as president of its Infectious Diseases business unit. Previously, he was vice president of Sales and Marketing for Eli Lilly's U.S. pharmaceutical operations, after holding a variety of positions in general management, marketing and business planning across Eli Lilly's pharmaceutical and medical devices businesses. Mr. Ringo is currently the non-executive chairman of the board of directors of InterMune, Inc. and served as its interim Chief Executive Officer from June to September 2003. He has served as a director on a number of biotechnology company boards and he is currently a director of Inspire Pharmaceuticals, Inc. Mr. Ringo received a B.S. degree in management and an M.B.A. degree from the University of Dayton.

        Thomas G. Wiggans has served as one of our directors since April 2003. He has been the President, Chief Executive Officer and a director of Connetics Corporation, a pharmaceutical company, since July 1994. Previously, Mr. Wiggans served in various senior management positions for CytoTherapeutics, a biotechnology company, and for the Ares-Serono Group, a pharmaceutical company. He also held various sales and marketing positions with Eli Lilly and Company. He is currently a director of the Biotechnology Industry Organization and a member of its Executive Committee and its Emerging Company Section. He is also Chairman of the Biotechnology Institute, a non-profit educational organization. Mr. Wiggans received a B.S. degree in pharmacy from the University of Kansas and an M.B.A. degree from Southern Methodist University.

PROPOSAL 2

APPROVAL OF THE 2005 INCENTIVE STOCK PLAN

        The Board of Directors is seeking the approval of our stockholders of the Abgenix, Inc. 2005 Incentive Stock Plan (the "2005 Plan") that would govern the grant of stock-based awards to our employees, directors, and consultants. The Board of Directors believes that approving the 2005 Plan will provide us with a flexible range of equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of the company's business in responding to changing circumstances over time and will serve to align the interests of management with those of our public stockholders. The terms of the 2005 Plan were unanimously approved by the Board of Directors on February 9, 2005 and the plan documents were unanimously approved by the Compensation Committee of the Board, on authority delegated by the Board, on April 25, 2005. Unless it is approved by our stockholders, the 2005 Plan, by its terms, will not become effective and no awards will be granted under the 2005 Plan. If the 2005 Plan is approved by our stockholders, then the 2005 Plan will become effective on July 1, 2005 and the following plans will be terminated at that time: our 1996 Incentive Stock Plan (the "1996 Plan"), our 1998 Director Option Plan ("1998 Plan"), and our 1999 Nonstatutory Stock Option Plan ("1999 Plan"). The full text of the 2005 Plan is included as Appendix A to this proxy statement. Below is a summary of certain key provisions of the 2005 Plan, which is qualified in its entirety by reference to the full text of the plan.

        Stockholders are requested in this Proposal 2 to approve the 2005 Plan. Approval of this Proposal 2 relating to the approval of the 2005 Plan requires the affirmative vote of a majority of the shares present and entitled to vote, either in person or by proxy. Should such approval not be obtained, then the 2005 Plan will not become effective.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF THE APPROVAL OF THE 2005 PLAN.

Purpose of the 2005 Plan

        The purpose of the 2005 Plan is to promote our long-term growth and financial success by providing incentives to our employees, directors, and consultants through grants of stock-based awards. These awards are intended to tie the 2005 Plan participants' interests directly to stockholder interests and encourage individual and collective behavior that enhances our success as a business. The provisions of the 2005 Plan, which allow for the grant of various types of equity-based awards, are also intended to provide greater flexibility to maintain the company's competitive ability to attract, retain and motivate participants for the benefits of the company and our stockholders. The 2005 Plan will serve as a successor to our 1996 Plan and a replacement for our 1996 Plan, our 1998 Plan, and our 1999 Plan. As of April 18, 2005, 14,505,586 shares were subject to outstanding options under these plans, with a weighted average exercise price of $20.99 and a weighted average remaining term of 5.4 years. A majority of the stock options currently held by our employees has an exercise price that is higher than the closing price of our common stock on April 18, 2005, which was $6.59 per share.

Key Terms

        The following is a summary of the key provisions of the proposed 2005 Plan.

Plan Term:	July 1, 2005 to June 13, 2015.
Eligible Participants:	All of our employees, directors, and consultants.
Shares Authorized:
7,163,945 shares of common stock, subject to adjustment only to reflect stock splits and similar events, which is 8% of the total number of shares of our common stock outstanding as of April 18, 2005. Common stock covered by awards under the 2005 Plan, the 1996 Plan, the 1998 Plan, or the 1999 Plan that expire, are canceled, terminate, are repurchased by us at cost prior to vesting or reacquired by us at no cost, will again be available for grant under the 2005 Plan.

As of April 18, 2005, there were a total of 3,163,945 shares of common stock available for future grants under the 1996 Plan, the 1998 Plan, and the 1999 Plan, which plans will be terminated upon approval of the 2005 Plan.

If the 2005 Plan is approved, as a result of the termination of these three other plans, the net increase in the number of shares of our common stock available for use in equity-based awards under our compensatory stock plans, as of April 18, 2005, would be 4,000,000 shares, which is 4.5% of the total number of shares of our common stock outstanding as of April 18, 2005.

This share reserve will be reduced by one share of common stock for each share issued pursuant to an option, or restricted stock purchase right, or subject to a stock appreciation right, and reduced by 1.5 shares of common stock for each share issued pursuant to a full value stock award. Full value stock awards consist of restricted stock bonuses, restricted stock units, phantom stock units, performance share bonuses, and performance share units.
A maximum of 7,163,945 shares of common stock may be issued pursuant to the grant of incentive stock options.

Individual participants may not receive awards of options or stock appreciation rights covering more than 750,000 shares of common stock during any fiscal year. However, a new employee may receive an award of options or stock appreciation rights covering up to an additional 500,000 shares of common stock if such award is in connection with his or her commencement of service.

Permitted Award Types:
(1) Non-qualified and incentive stock options

(2) Restricted stock bonuses

(3) Restricted stock purchase rights

(4) Stock appreciation rights

(5) Phantom stock units

(6) Restricted stock units

(7) Performance share bonuses

(8) Performance share units
Vesting:
Determined by the Compensation Committee within the following limits:

(1) Restricted stock bonus awards and restricted stock units with vesting based on the participant's continuous service will not fully vest in less than three years.

(2) Performance share bonus awards and performance share units will not fully vest in less than one year.

(3) Performance vesting criteria, if any, will be established by award at grant date.
Not Permitted:
(1) Granting options, stock appreciation rights, or restricted stock purchase awards at a price below market price on the date of grant.

(2) Repricing, or otherwise reducing the exercise price of a stock option (other than in connection with stock splits or similar events) without stockholder approval.

(3) Exercising an option by payment of the exercise price with a promissory note.

Description of the 2005 Plan

        Eligibility.    All of the employees, including executive officers, members of the Board of Directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2005 Plan.

        Types of Awards.    The types of awards that will be available for grant under the Plan (described in detail below) are:

  •
  incentive stock options;

  •
  nonstatutory stock options;

  •
  restricted stock bonuses;

  •
  restricted stock purchase rights;

  •
  stock appreciation rights;

  •
  phantom stock units;

  •
  restricted stock units;

  •
  performance share bonuses; and

  •
  performance share units.

        Share Reserve. A total of 7,163,945 of our shares of common stock are proposed to be reserved for issuance under the 2005 Plan. Not more than 7,163,945 shares of common stock may be issued under the 2005 Plan pursuant to incentive stock options. In addition, the share reserve will be reduced by one share upon exercise or redemption of an option, stock appreciation right, or restricted stock purchase right, and reduced by 1.5 shares for each share of common stock issued pursuant to a restricted stock bonus, restricted stock unit, phantom stock unit, performance share bonus, or performance share unit ("Full-Value Stock Awards"), which are awards pursuant to which participants may receive the full value of the stock without any payment to us. Common stock covered by awards under the 2005 Plan, the 1996 Plan, the 1998 Plan, or the 1999 Plan that expire, are canceled, terminate, are repurchased by us at cost prior to vesting or reacquired by us at no cost prior to vesting, will again be available for grant under the 2005 Plan.

        Section 162(m) Limit.    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), permits performance-based compensation meeting the requirements established by the IRS to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives. So that income recognized with respect to options and stock appreciation rights may qualify for full deductibility to the Company under Section 162(m), the 2005 Plan limits awards to individual participants to no more than 750,000 shares of common stock subject to options or stock appreciation rights during any fiscal year, except for new employees, who may receive an award of options or stock appreciation rights covering up to an additional 500,000 shares of common stock, if such award is in connection with his or her initial service.

        Adjustments by our Board of Directors.    The number of shares issued or reserved pursuant to the 2005 Plan, the share limits on grants of options and/or stock appreciation rights to a given participant, and the number of shares and exercise or base price for outstanding awards, is subject to adjustment by our Board of Directors on account of mergers, consolidations, reorganizations, recapitalizations, reincorporations, stock splits, spinoffs, stock dividends, extraordinary dividends and distributions, liquidating dividends, combinations or exchanges of shares, changes in corporate structure or other transactions in which we do not receive any consideration.

        Administration of the 2005 Plan.    As authorized by the 2005 Plan, our Board of Directors has delegated administration of the 2005 Plan to the Compensation Committee, which will act as the plan administrator. The Compensation Committee has the authority to perform the following actions, among others:

  •
  designate participants in the 2005 Plan;

  •
  determine the type(s), number, terms and conditions of awards, as well as the timing and manner of grant, subject to the terms of the 2005 Plan;

  •
  interpret the 2005 Plan and establish, adopt or revise any rules and regulations to administer the 2005 Plan; and

  •
  make all other decisions and determinations that may be required under the 2005 Plan.

        Options.    The 2005 Plan provides that options must have an exercise price that is at least equal to 100% of the fair market value of our common stock on the date the option is granted. To the extent permitted in his or her option agreement and to the extent permitted by law, an option holder may exercise an option by payment of the exercise price in a number of different ways, including: (1) in cash or by check; (2) pursuant to a "same day sale" program; (3) by the surrender of shares of Abgenix common stock already owned by the option holder; (4) by reduction of our liability to the option holder; or (5) by some combination of the above. Payment by promissory note is not permitted. Unless the option holder's option agreement provides otherwise, options will expire, to the extent unexercised, seven years from the date of grant. Unless the option holder's option agreement provides otherwise, in the event of the option holder's termination of service, the option holder (or in the event of death, the holder's beneficiary or successor) will have up to three months (one year on account of disability, and two years on account of death) from termination of service to exercise vested options.

        Automatic Awards to Non-Employee Directors. A director who is not employed by us (an "Eligible Director") will automatically receive an initial grant of options to purchase shares of common stock in connection with joining the Board. The Board of Directors, in its sole discretion, will determine the number of shares subject to this initial option grant and the other terms governing this option. If the Board has not established the number of shares subject to this initial grant prior to the date of grant, then the number will be the same as the number granted to the immediately preceding newly-elected Eligible Director. As of April 27, 2005, the number of shares granted to the immediately preceding newly-elected Eligible Director was 40,000 shares. This automatic initial grant will be made 30 days following the date that the Eligible Director commences service as a member of our Board of Directors. Each Eligible Director will also automatically receive an annual grant of options to purchase shares of our common stock on the date the Eligible Director is re-elected, provided that he or she has served as a director for a period of at least six months prior to re-election. The Board of Directors, in its sole discretion, will determine the number of shares subject to this annual option grant and the other terms governing this option. If the Board has not established the number of shares subject to this annual grant prior to the date of grant, then the number will be the same as the number of shares subject to the immediately preceding annual grant. As of April 27, 2005, the number of shares granted under the annual grant was 20,000 shares. Both the initial option grant and the annual option grant will have an exercise price that is at least equal to 100% of the fair market value of our common stock on the date of grant. In the event that the option holder's status as a Director terminates for any reason other than death, the option holder will have up to 36 months from termination to exercise his or her vested options. If the Director's service is terminated due to death, the holder's beneficiary or successor will have up to 36 months from termination to exercise vested options. Unless the option holder's option agreement provides otherwise, in no event will the option expire later than seven years from the date of grant.

        Restricted Stock Bonuses and Performance Share Bonuses.    Restricted stock bonuses and performance share bonuses are grants of common stock not requiring any monetary consideration, but subject to restrictions, as determined by the plan administrator. Generally, unless the participant's award agreement provides otherwise, the participant may not sell, transfer, or otherwise dispose of the shares issued in the participant's name at the time of grant until those conditions are met. The vesting of restricted stock bonus awards will generally be based on the participant's continuous service; the vesting of performance share bonus awards will be based on the achievement of certain performance criteria, as determined by the plan administrator. If the vesting of a restricted stock bonus award is based on the participant's continuous service, such restricted stock bonus will not fully vest in less than three years; a performance share bonus award will not fully vest in less than one year. In the event a participant's continuous service terminates or a participant fails to meet performance criteria, all unvested shares as of the date of termination will be reacquired by us at no cost to us.

        Restricted Stock Purchase Rights.    Restricted stock purchase rights entitle a participant to purchase shares of common stock that are subject to conditions determined by the plan administrator. The purchase price will be determined by the plan administrator but will be at least 100% of the fair market value of our common stock on the date of such award. Generally, unless the participant's award agreement provides otherwise, the participant may not sell, transfer, or otherwise dispose of the shares issued in the participant's name at the time of grant until those restrictive conditions are met. The vesting of restricted stock purchase rights will be determined by the plan administrator for each grant. In the event a participant's continuous service terminates, all unvested shares as of the date of termination may be repurchased by us at the same price paid to us by the participant.

        Stock Appreciation Rights.    The plan administrator may grant stock appreciation rights independently of or in connection with an option grant. The base price per share of a stock appreciation right shall be at least 100% of the fair market value of our common stock on the date of grant. Each stock appreciation right will entitle a participant upon redemption to an amount no more than (a) the excess of (1) the fair market value on the redemption date of one share of common stock over (2) the base price, times (b) the number of shares of common stock covered by the stock appreciation right being redeemed. To the extent a stock appreciation right is granted concurrently with an option grant, the redemption of the stock appreciation right will proportionately reduce the number of shares of common stock subject to the concurrently granted option. Payment shall be made in shares of common stock or in cash, or a combination of both, as determined by the plan administrator.

        Phantom Stock Units. A phantom stock unit is the right to receive the value of one share of common stock, redeemable upon terms and conditions set by the plan administrator. Distributions upon redemption of phantom stock units may be in shares of common stock valued at fair market value on the date of redemption or in cash, or a combination of both, as determined by the plan administrator.

        Restricted Stock Units and Performance Share Units.    The plan administrator may award restricted stock units or performance share units, both of which entitle the participant to receive the value of one share of common stock per unit no earlier than the time the unit vests, with delivery of such value (distributed in shares of common stock or in cash) on a date chosen by the participant. For restricted stock units, vesting will generally be based on the participant's continuous service; for performance share units, vesting will be based on the achievement of certain performance criteria, as determined by the plan administrator. If the vesting of a restricted stock unit is based on the participant's continuous service, such restricted stock bonus will not fully vest in less than three years; a performance share unit will not fully vest in less than one year. In the event a participant's continuous service terminates or a participant fails to meet performance criteria, all unvested shares of common stock subject to one of these awards as of the date of termination will be subject to our reacquisition at no cost to us.

        Transferability.    Unless otherwise determined by the plan administrator or provided for in a written agreement setting forth the terms of an award, awards granted under the 2005 Plan will not be transferable other than by will or by the laws of descent and distribution.

        Change of Control.    In the event of a change of control, as defined in the 2005 Plan, other than dissolution, our Board of Directors may provide for the (1) assumption or continuation of any stock awards outstanding under the Plan, (2) issuance of substitute awards that will substantially preserve the terms of any awards, (3) cash payment in exchange for the cancellation of an award or (4) termination of an award upon the consummation of the change of control, but only if the participant has been permitted to exercise or redeem an option, stock appreciation right, phantom stock unit, restricted stock unit, or performance share unit prior to the change of control. Furthermore, at any time our Board of Directors may provide for the acceleration of exercisability and/or vesting of an award. In the event of the dissolution of the Company, all outstanding awards will terminate immediately prior to dissolution.

        Amendment or Termination.    The Board of Directors may amend, suspend, or terminate the 2005 Plan in any respect at any time, subject to stockholder approval if such approval is required by applicable law or stock exchange rules. However, no amendment to the 2005 Plan may materially impair any of the rights of a participant under any awards previously granted, without his or her written consent.

        Term.    Unless earlier terminated by the Board of Directors, the 2005 Plan will expire on June 13, 2015, the tenth anniversary of the date of stockholder approval. No awards will be granted under the Plan after that date.

        Share Price.    On April 18, 2005, the closing price of our common stock on The Nasdaq Stock Market was $6.59 per share.

Certain Federal Income Tax Consequences

        The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of options, stock appreciation rights and other types of stock awards granted under the 2005 Plan. This summary is not a complete analysis of all potential tax consequences relevant to participants and the Company and does not describe tax consequences based on particular circumstances. State, local, and foreign tax laws are not discussed.

        When a nonstatutory stock option is granted with an exercise price at least equal to the fair market value of the Company's common stock, there are no income tax consequences for the option holder or the Company at the time of grant. When a non-qualified stock option is exercised, in general, the option holder recognizes taxable income equal to the excess of the fair market value of the underlying common stock on the date of exercise over the aggregate exercise price, known as the "spread." The Company is entitled to a corresponding tax deduction equal to the taxable income recognized by the option holder for the taxable year that ends with or within the taxable year in which the option holder recognized taxable income on the spread. The tax consequences associated with the grant of restricted stock purchase rights and the purchase of shares under those rights are substantially the same.

        When an incentive stock option is granted with an exercise price at least equal to the fair market value of the Company's common stock, as required by law, there are no income tax consequences for the option holder or the Company at the time of grant. Generally, the option holder will not incur ordinary income tax, and the Company will not receive a deduction, when the option holder exercises the incentive stock option. However, the option holder may become subject to the alternative minimum tax upon exercise, depending upon the individual's tax situation.

        If the option holder disposes of the underlying common stock after the option holder has held the common stock for at least two years after the incentive stock option was granted and at least one year after the incentive stock option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as long-term capital gain for the option holder. In that case, the Company is not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the underlying common stock by disposing of the common stock before it has been held for at least two years after the date the incentive stock option was granted and one year after the date the incentive stock option was exercised, the option holder recognizes compensation income in that tax year equal to the excess of (1) the fair market value of the underlying common stock on the date the incentive stock option was exercised or, if less, the amount received on the disposition, over (2) the option price. The Company is then entitled to a deduction equal to the compensation recognized by the option holder for the taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        When a stock appreciation right is granted with an exercise price at least equal to the fair market value of the Company's common stock, there are no income tax consequences for the participant or the Company at the date of grant. When a stock appreciation right is redeemed, in general, the participant recognizes taxable income equal to the cash and/or the fair market value of the shares received upon redemption in an amount equal to the spread. The Company is entitled to a deduction equal to the taxable income recognized by the participant.

        When a restricted stock bonus award is granted, if the shares under the award are unvested and subject to the Company's unvested share reacquisition right upon termination of employment prior to full vesting of those shares, the recipient will not generally recognize any taxable income at the time of the award. As and when the shares vest and the Company's unvested share reacquisition right lapses, the recipient will have to report as ordinary income an amount equal to the fair market value of the shares on the date such shares vest less any amount paid for the award. Notwithstanding the foregoing, if the recipient receives unvested shares subject to the Company's unvested share reacquisition right, the recipient may elect under Section 83(b) of the Code to recognize income at the time of the award. In each case, the Company will be entitled to a deduction equal to the taxable income recognized by the recipient for the taxable year that ends with or within the taxable year in which the recipient recognized the income. The tax consequences associated with the other types of full value stock awards, including performance share bonuses, performance share units, restricted stock units, and phantom stock units, are substantially the same.

New Plan Benefits

        As of May 6, 2005, no options or stock appreciation rights had been granted and no shares of common stock had been issued under the 2005 Plan. The effectiveness of the 2005 Plan is dependent on receiving stockholder approval. Since benefits under the 2005 Plan will depend on the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received under the 2005 Plan.

PROPOSAL 3

RATIFICATION OF THE SELECTION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005 and the Board of Directors has directed management to submit the selection of Ernst & Young LLP for ratification by the stockholders at the Annual Meeting.

        Ernst & Young LLP has audited the Company's financial statements since the Company's inception in 1996. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

        Stockholder ratification of Ernst & Young LLP as the Company's independent auditor is not required by the bylaws or otherwise. The Board of Directors is submitting the selection of Ernst & Young LLP to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR APPROVAL OF PROPOSAL 3.

BOARD OF DIRECTORS AND COMMITTEES

        The Board has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which is described below. During the fiscal year ended December 31, 2004, the Board of Directors held ten meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings of committees on which he or she served that were held during the period in which he or she was a director or committee member, respectively. The Board has determined that the following members of the Board, constituting a majority of the Board, are independent within the meaning of the listing standards of The Nasdaq Stock Market: Dr. Behrens, Dr. Kucherlapati, Mr. Lee, Mr. Logan and Mr. Wiggans. The independent directors meet in regularly scheduled executive sessions.

        The Board has adopted a policy that it is appropriate for a majority of the Board to attend annual meetings. The entire Board attended the annual meeting of stockholders in 2004.

        The Board has approved a process for stockholders to send communications to the Board of Directors. Stockholders may submit written communications to the Board, or to any committee or individual member of the Board, in care of the Secretary at 6701 Kaiser Drive, Fremont, CA 94555. Stockholders should include their name, address and the number of shares of Company stock they hold. Communications submitted to this address are reviewed, sorted and summarized by the Secretary of the Company prior to distribution to the Chair of the Nominating and Governance Committee. The Secretary and the Chair of the Nominating and Governance Committee determine whether and to whom the communication should be distributed. All communications received by the Company, except for advertising materials, employment applications or any unduly hostile, threatening, illegal or similarly inappropriate materials, are reported to the Board.

        Information regarding the submission of comments or complaints relating to the Company's accounting, internal accounting controls, auditing or related matters can be found on the Company's website at www.abgenix.com.

Audit Committee

        The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the Company's financial statements by the Company's independent auditors. The committee assists the Board of Directors in fulfilling its responsibility for oversight of the Company's accounting and financial reporting processes, its internal, financial and disclosure controls, the quality and integrity of its financial statements and the annual audit by the Company's independent auditors. The committee meets with the Company's independent auditors to review the results of the annual audit and to discuss the audited and interim financial statements and receives and considers the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditors. The committee also monitors compliance with the Company's Code of Ethics, which is applicable to all officers, employees and members of the Board of Directors. The charter of the Audit Committee, as adopted by the Board, is available on the Company's Internet website at www.abgenix.com. The Audit Committee met nine times during the last fiscal year. Dr. Behrens, Mr. Lee and Mr. Logan serve as members of the Audit Committee and Dr. Behrens serves as the chair of the Committee. The Board has determined that all members of the Audit Committee are independent within the meaning of the applicable SEC regulations and the listing standards of the Nasdaq Stock Market. In addition, the Board has determined that Mr. Lee is qualified as an audit committee financial expert within the meaning of the applicable SEC regulations.

Compensation Committee

        The Compensation Committee is responsible for reviewing and approving the Company's compensation philosophy and for reviewing the performance of, and establishing the compensation for, the Chief Executive Officer and the other officers of the Company. The Compensation Committee also acts as administrator of the Company's compensatory stock plans and performs such other functions regarding compensation as the Board may delegate. The charter of the Compensation Committee, as adopted by the Board, is available on the Company's Internet website at www.abgenix.com. The Compensation Committee met five times during the last fiscal year. Dr. Kucherlapati, Mr. Logan and Mr. Wiggans serve as members of the Compensation Committee and Mr. Logan serves as the chair of the Committee. The Board has determined that all members of the Compensation Committee are independent within the meaning of the listing standards of The Nasdaq Stock Market.

Nominating and Governance Committee

        The Nominating and Governance Committee oversees the Company's governance practices, reviews and makes recommendations regarding the size and composition of the Board, recommends nominees for election to the Board and reviews any related party transactions. The charter of the Nominating and Governance Committee is available on the Company's Internet website at www.abgenix.com. The Nominating and Governance Committee met three times during the last fiscal year. Dr. Behrens, Dr. Kucherlapati, Mr. Logan and Mr. Wiggans serve as members of the Nominating and Governance Committee and Dr. Kucherlapati serves as the chair of the Committee. The Board has determined that all members of the Nominating and Governance Committee are independent within the meaning of the listing standards of The Nasdaq Stock Market.

        The Nominating and Governance Committee annually reviews the size and composition of the Board and develops a list of candidates for nomination to the Board in consultation with the Chairman of the Board and the Chief Executive Officer. The Committee will consider bona fide director candidates recommended by stockholders. At its discretion, the Committee may engage a third party search firm to identify potential candidates. The Committee may interview prospective candidates and may have the Chairman of the Board and the Chief Executive Officer conduct interviews. The Committee discusses potential candidates and assesses their qualifications. The Committee believes that each director should possess high personal and professional ethics, relevant business experience, strength of character, mature judgment and familiarity with the Company's business and industry. In evaluating candidates, the Committee may consider, among other things, the following criteria: (1) personal qualities and characteristics, accomplishments and reputation in the business, professional or academic community; (2) personal and professional ethics and commitment to the interests of stockholders; (3) current knowledge of and contacts in the biotechnology and pharmaceutical industries, or other industries relevant to the Company's business and the communities in which the Company does business; (4) ability and willingness to commit adequate time; (5) the fit of the individual's skills and personality with those of other directors and potential directors; (6) independence within the meaning of the listing standards of The Nasdaq Stock Market; and (7) diversity of viewpoints, background and experience.

        Stockholders may submit recommendations for nominee candidates to the Committee in care of the Company's Secretary at 6701 Kaiser Drive, Fremont, California 94555. Stockholders recommending candidates should include the following information: (1) a statement from the candidate consenting to be named in the proxy statement and proxy card and to serve on the board if selected; (2) a statement from the candidate that he or she is eligible to serve as a director; (3) whether the candidate is independent within the meaning of the listing standards of The Nasdaq Stock Market; (4) the candidate's biographical data, including other boards on which the candidate serves, business experience and involvement in any legal proceedings involving the Company or any company of which he or she was a officer, director or stockholder; (5) transactions and relationships between the candidate and the recommending security holder, on one hand, and the Company or its management, on the other hand; and (6) any material proceedings to which the candidate or his or her associates is a party that are adverse to the Company. The Committee may request additional information regarding any candidate, as it deems appropriate, and may conduct a background check.

CODE OF ETHICS

        The Company has adopted a Code of Ethics applicable to all directors, officers and employees, including the Chief Executive Officer, senior financial officers and other persons performing similar functions. The Code of Ethics is a statement of business practices and principles of behavior that support the Company's commitment to conducting business with honesty and integrity. It covers topics including, but not limited to, conflicts of interest, compliance with laws, rules and regulations, internal reporting of violations and accountability for adherence to the Code. A copy of the Code of Ethics is available on the Company's Internet website at www.abgenix.com. Any amendment of the Code of Ethics or any waiver of its provisions for a director, executive officer or senior financial officer must be approved by the Board of Directors. The Company will publicly disclose any such waivers or amendments pursuant to applicable SEC and The Nasdaq Stock Market regulations.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's common stock and Series A-1 convertible preferred stock as of April 8, 2005, by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table (provided below); (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of its voting securities.

	Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
Wellington Management Company, LLP (4) 75 State Street Boston, MA 02109	12,155,965	13.59%
OrbiMed Advisors LLC (5) 767 Third Avenue, 30th Floor New York, NY 10017	7,854,100	8.78%
Cell Genesys, Inc. (6) 342 Lakeside Drive Foster City, CA 94404	6,625,000	7.41%
T. Rowe Price Associates, Inc. (7) 100 East Pratt Street Baltimore, MD 21202	5,849,607	6.54%
AstraZeneca UK Limited (8) Alderley House, Alderley Park Macclesfield, Cheshire SK10 4TF United Kingdom	3,333,333	3.59%
R. Scott Greer (9)	1,166,834	1.29%
M. Kathleen Behrens, Ph.D. (10)	373,717	*
Raju S. Kucherlapati, Ph.D. (11)	385,100	*
Kenneth B. Lee, Jr. (12)	36,666	*
Mark B. Logan (13)	180,300	*
William R. Ringo (14)	10,000	*
Thomas G. Wiggans (15)	36,833	*
Raymond M. Withy, Ph.D. (16)	806,847	*
C. Geoffrey Davis, Ph.D. (17)	360,471	*
Gayle M. Mills (18)	342,261	*
Patrick M. Murphy (19)	372,498	*
Gisela M. Schwab (20)	573,674	*
All directors and executive officers as a group (15 persons) (21)	4,645,201	4.97%

*
Represents beneficial ownership of less than one percent of the Company's common stock.

(1)
Unless otherwise indicated, the mailing address for each individual is c/o Abgenix, Inc., 6701 Kaiser Drive, Fremont, California 94555.

(2)
This table is based upon information supplied by officers, directors and principal stockholders and Schedule 13Gs filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3)
Applicable percentages are based on 89,445,162 shares outstanding on April 8, 2005.

(4)
In a filing on Schedule 13G, dated February 14, 2005, Wellington Management Company, LLP ("WMC"), in its capacity as investment adviser, reported that it may be deemed to beneficially own 12,155,965 shares, which are held of record by WMC's clients. According to the disclosure contained in WMC's Schedule 13G, WMC has shared power to dispose or to direct the disposition of 12,155,965 shares and has shared power to vote or direct the voting of 9,116,955 shares.

(5)
In a filing on Schedule 13G, dated February 10, 2005, OrbiMed Advisors LLC reported that it is the beneficial owner of 6,467,100 shares, OrbiMed Capital LLC reported that it is the beneficial owner of 1,387,000 shares, and Samuel D. Isaly reported that he is the beneficial owner of 7,854,100 shares. OrbiMed Advisors LLC and OrbiMed Capital LLC are investment advisors and Samuel D. Isaly is a control person of OrbiMed Advisors LLC and OrbiMed Capital LLC. OrbiMed Advisors LLC and OrbiMed Capital LLC hold shares on behalf of Caduceus Capital Master Fund Limited (700,000 shares), Caduceus Capital II, L.P. (335,000 shares), UBS Eucalyptus Fund, LLC (605,000 shares), PaineWebber Eucalyptus Fund, LLC (70,000 shares), HFR SHC Aggressive Fund (92,000 shares), Knightsbridge Post Venture IV L.P. (107,100 shares), Knightsbridge Integrated Holdings, V, LP (108,000 shares), Knightsbridge Netherlands II, LP (28,600 shares), Knightsbridge Integrated Holdings IV Post Venture, LP (40,800 shares), Knightsbridge Post Venture III, LP (42,900 shares), Knightsbridge Netherlands I LP (32,000 shares), Knightsbridge Netherlands III LP (18,100 shares), Knightsbridge Integrated Holdings II Limited (48,500 shares), Knightsbridge Venture Capital IV, L.P. (23,100 shares), Knightsbridge Venture Capital III LP (15,000 shares), Knightsbridge Venture Capital VI LP (10,500 shares), UBS Juniper Crossover Fund (235,000 shares), Eaton Vance Worldwide Health Sciences (4,000,000 shares), Eaton Vance Emerald Worldwide Health Sciences (284,000 shares), Eaton Vance Variable Trust (43,000 shares), Finsbury Worldwide Pharmaceutical Trust (668,000 shares), Topanga XIII Inc. (80,000 shares), Caduceus Capital III, L.P. (4,500 shares), and NBIM ORB GLB Pharma & Bio (263,000 shares).

(6)
Based on a filing on Schedule 13G, dated April 13, 2005.

(7)
In a filing on Schedule 13G, dated February 15, 2005, T. Rowe Price Associates, Inc. ("Price Associates") reported that it is the beneficial owner of 5,849,607 shares and that Price Associates has shared power to dispose or to direct the disposition of 5,849,607 shares and has shared power to vote or direct the voting of 1,317,257shares.

(8)
In October 2003, in connection with a collaboration and license agreement, the Company entered into a securities purchase agreement with AstraZeneca and issued to AstraZeneca (A) $50 million of Series A-1 convertible preferred stock that is mandatorily redeemable at the seven-year anniversary of its issuance date and (B) $50 million of Series A-2 convertible preferred stock. In February 2004, we redeemed all shares of Series A-2 convertible preferred stock and, in exchange for a loan from AstraZeneca in the amount of $50 million, we issued to AstraZeneca a convertible subordinated promissory note having a face amount of $50 million and a maturity date of October 29, 2013. As of April 1, 2005, AstraZeneca beneficially owned 100% of our issued and outstanding shares of Series A-1 convertible preferred stock. At any time prior to the earlier of the redemption of the convertible preferred stock, or repayment of the principal amount of the convertible subordinated note, AstraZeneca may convert the convertible preferred stock or the convertible subordinated note, respectively, into shares of common stock at a conversion price of $30.00 per share, as adjusted from time to time pursuant to the terms of such securities. The Series A-1 convertible preferred stock may be converted by AstraZeneca within 60 days of April 8, 2005 into 1,666,666 shares of our common stock and the convertible subordinated note may be converted by AstraZeneca within 60 days of April 8, 2005 into 1,666,666 shares of our common stock. In addition, the Company has the right, subject to certain conditions, to force conversion of the Series A-1 convertible preferred stock and the convertible subordinated note into shares of common stock at a conversion price equal to the lower of (x) $30.00 per share and (y) the then-current market price of the Company's common stock. Holders of Series A-1 convertible preferred stock have the right to vote with the common stock on an as-converted basis as if the shares of Series A-1 convertible preferred stock were converted into shares of common stock at a conversion price of $30.00 per share. The convertible subordinated note has no voting rights unless and until it is converted into shares of common stock.

(9)
Includes 859,683 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(10)
Includes 31,800 shares owned by her spouse and 7,151 shares owned by each of two children. Also, includes 227,500 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(11)
Includes 1,270 shares owned by his son. Also, includes 355,100 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(12)
Includes 36,666 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(13)
Includes 180,300 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(14)
Mr. Ringo does not beneficially own any shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(15)
Includes 35,833 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(16)
Includes 678,827 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(17)
Includes 309,188 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(18)
Includes 341,925 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(19)
Includes 366,091 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(20)
Includes 564,269 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

(21)
Includes 3,955,382 shares issuable upon exercise of options exercisable within 60 days of April 8, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, the Company believes that all applicable Section 16(a) filing requirements were met, except that one Form 4 filed on behalf of Gayle Mills to report a grant of stock options was filed late.

COMPENSATION OF DIRECTORS

        Each non-employee director of the Company receives a yearly retainer, paid quarterly, as well as fees for each board and committee meeting attended in person or by teleconference, as follows:

Service	Amount
Annual Retainer—Board Chairman	$50,000
Annual Retainer—Audit Committee Chair	$40,000
Annual Retainer—Other Committee Chairs	$35,000
Annual Retainer—Board Member	$30,000
Fee per Board meeting attended in person—Board Chairman	$2,000
Fee per Board meeting attended in person—Board Member	$1,500
Fee per Board meeting attended by teleconference—Board Chairman	$1,000
Fee per Board meeting attended by teleconference—Board Member	$750
Fee per Committee meeting attended—Committee Chair	$1,000
Fee per Committee meeting attended—Board Member	$750

        The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

        Each non-employee director of the Company also receives stock option grants under the 1998 Director Option Plan, as amended (the "Directors Plan"). Only non-employee directors of the Company are eligible to receive options under the Directors Plan. Options granted under the Directors Plan do not qualify as incentive stock options under the Internal Revenue Code. The Directors Plan will be replaced by the 2005 Incentive Stock Plan, effective for awards made on or after July 1, 2005, if it is approved by stockholders at the Annual Meeting.

        Option granted under the Directors Plan are non-discretionary. As of April 2005, each new non-employee director is automatically granted under the Directors Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 40,000 shares of common stock of the Company on the date such person becomes a non-employee director. As of April 2005, options automatically granted to new non-employee will vest in equal monthly installments over a two-year period from the date of grant. Also, as of April 2005, each member of the Company's Board of Directors who is not an employee of the Company is automatically granted under the Directors Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 20,000 shares of common stock of the Company on the date of the Company's Annual Meeting of Stockholders, if on such date he or she is re-elected and has served on the Board for at least six months. These options are fully vested upon grant. No other options may be granted at any time under the Directors Plan. The exercise price of options granted under the Directors Plan is 100% of the fair market value of our common stock on the date of grant based on the closing price of our common stock, as reported on the Nasdaq National Market.

        The term of options granted under the Directors Plan is seven years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, each option either will continue in effect, if the Company is the surviving entity, or will be assumed or an equivalent option will be substituted by the successor corporation, if the Company is not the surviving entity. If the successor corporation does not assume an outstanding option or substitute for it an equivalent option, then the option shall become fully vested and exercisable. In addition, following such assumption or substitution, if the optionee's status as a director is terminated other than upon a voluntary resignation by the optionee, the option shall become fully vested and exercisable.

        During the last fiscal year, the Company granted options covering 15,000 shares of its common stock to Mr. Greer, Dr. Behrens, Dr. Kucherlapati, Mr. Lee, Mr. Logan and Mr. Wiggans on the date of the Company's 2004 Annual Meeting of Stockholders, at an exercise price per share of $13.36.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

        The following table shows for the fiscal years ended 2004, 2003 and 2002 compensation awarded or paid to, or earned by, all individuals who served as the Company's Chief Executive Officer in 2004 and its four other most highly compensated executive officers at December 31, 2004, each of whose aggregate compensation during the last fiscal year exceeded $100,000 (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation		Securities Underlying Options (#)	All Other Compensation ($)(2)
William R. Ringo President and Chief Executive Officer(3)	2004 2003 2002	$197,890 — —	$83,333 — —	$82,240 — —	(4)	500,000 — —	$419,071 — —	(5)
Raymond M. Withy, Ph.D. President and Chief Executive Officer(6)	2004 2003 2002	$453,844 380,000 366,667	$128,000 129,000 —	— — —		75,000 140,000 240,000	$810 810 585
C. Geoffrey Davis, Ph.D. Chief Scientific Officer	2004 2003 2002	$277,070 269,000 269,000	$66,497 68,595 —	— — —		27,000 44,000 28,500	$1,242 1,242 897
Gayle M. Mills Senior Vice President, Business Development	2004 2003 2002	$233,464 200,859 200,859	$77,539 64,024 —	— — —		62,000 75,000 23,500	$7,110 6,603 6,467	(7) (7) (7)
Patrick M. Murphy Senior Vice President, Production Services(8)	2004 2003 2002	$249,980 240,365 209,013	$59,995 61,293 —	— — —		27,000 80,000 23,500	$1,239 742 511
Gisela M. Schwab, M.D. Chief Medical Officer	2004 2003 2002	$271,960 267,000 267,000	$66,643 68,085 —	— — —		27,000 44,000 70,000	$7,510 7,510 7,285	(9) (9) (9)

(1)
Our Named Executive Officers were eligible for incentive bonuses for fiscal year 2004. An incentive bonus that is earned in a particular fiscal year is typically paid in the first quarter of the following fiscal year. The amounts reflected in this column are the amounts earned in the applicable fiscal year.

(2)
Unless otherwise described below, amounts in this column consist solely of insurance premiums paid by the Company for group term life insurance for the benefit of the Named Executive Officers.

(3)
Mr. Ringo was appointed President and Chief Executive Officer effective August 30, 2004.

(4)
Consists solely of a one-time tax gross-up payable with respect to relocation benefits paid to Mr. Ringo in connection with the commencement of his employment with the Company, as further described below under Employment and Related Agreements.

(5)
Includes a $280,000 sign-on bonus, $102,007 in relocation expenses, $36,000 in mortgage differential payments and $1,064 in insurance premiums paid by the Company on behalf of Mr. Ringo for group term life insurance.

(6)
Dr. Withy resigned as President and Chief Executive Officer effective August 30, 2004, but continued to provide services as a full-time employee until December 31, 2004, as further described below under Employment and Related Agreements.

(7)
Consists of imputed interest income of $5,970 for each of 2002, 2003 and 2004 on a loan from us to Ms. Mills, as further described below under Certain Transactions, and insurance premiums of $1,140 for 2004, $633 for 2003 and $497 for 2002, paid by the Company on behalf of Ms. Mills for group term life insurance.

(8)
Mr. Murphy resigned as Senior Vice President, Production Services effective March 18, 2005.

(9)
Consists of imputed interest income of $6,700 for each of 2002, 2003 and 2004 on a loan from us to Dr. Schwab, as further described below under Certain Transactions, and insurance premiums of $810 for each of 2004 and 2003, and $585 for 2002, paid by the Company on behalf of Dr. Schwab for group term life insurance.

Option Grants in Last Fiscal Year

        The following table provides information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended December 31, 2004. All these options were awarded under our 1996 Incentive Stock Plan, except as noted below.

Option Grants in Last Fiscal Year

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(4)
	Number of Securities Underlying Options Granted(1)		Percent of Total Options Granted to Employees in Fiscal Year(2)
Name					Exercise or Base Price ($/Share)(3)	Expiration Date
							5%	10%
William R. Ringo	500,000	(5)	23.49%		$9.19	07/20/11	$1,870,626	$4,359,355
Raymond M. Withy, Ph.D.	75,000		3.52%		15.32	01/14/11	467,758	1,090,076
C. Geoffrey Davis, Ph.D.	27,000		1.27%		15.32	01/14/11	168,393	392,427
Gayle M. Mills	32,000 30,000	(6)	1.50 1.41	% %	15.32 9.52	01/14/11 07/13/11	199,580 116,268	465,099 270,953
Patrick M. Murphy	27,000		1.27%		15.32	01/14/11	168,393	392,427
Gisela M. Schwab, M.D.	27,000		1.27%		15.32	01/14/11	168,393	392,427

(1)
For all the options granted, other than those awarded to Mr. Ringo, 1/48th of the options became exercisable on the first day of the month immediately following the date of grant and an additional 1/48th of the options become exercisable on the first day of each calendar month thereafter, with full vesting occurring four years after the date of grant. Mr. Ringo's options vest and become exercisable as to 1/4th of the shares subject to the options on August 30, 2005, and as to 1/48th of the total number of shares each month thereafter, with full vesting occurring after four years. In each case, vesting is subject to the optionee's continued relationship with us. The options expire seven years from the date of grant, or earlier upon termination of service to the Company as an employee or other service provider.

(2)
Based on an aggregate of 2,128,254 options granted by us in the year ended December 31, 2004, to our employees, non-employee directors of and consultants, including the Named Executive Officers.

(3)
Options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

(4)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. We cannot provide any assurance to any executive officer or any other holder of our securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers. The potential realizable value is calculated by assuming that the fair value of our common stock on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. The potential realizable value computation is net of the applicable exercise price, but does not take into account applicable federal or state income tax consequences and other expenses of option exercises or sales of appreciated stock.

(5)
These options, granted to Mr. Ringo as an inducement essential to his entering into an employment contract with the Company, were granted under the Company's 1999 Nonstatutory Stock Option Plan.

(6)
These options, awarded prior to Ms. Mills' promotion to Senior Vice President, Business Development, were granted under the Company's 1999 Nonstatutory Stock Option Plan.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth for each of the Named Executive Officers the number of shares of our common stock acquired and the dollar value realized upon exercise of options during the fiscal year ended December 31, 2004, and the number and value of securities underlying unexercised options held at December 31, 2004:

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(2)
Name	# Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William R. Ringo	—	—	—	500,000	—	$575,000
Raymond M. Withy, Ph.D.	48,418	$372,421	621,021	—	$922,362	—
C. Geoffrey Davis, Ph.D.	115,508	1,285,146	310,501	52,491	545,024	33,688
Gayle M. Mills	—	—	312,488	98,012	55,390	79,460
Patrick M. Murphy	—	—	345,925	69,575	56,350	61,250
Gisela M. Schwab, M.D.	—	—	536,437	64,563	249,292	33,688

(1)
Value realized reflects the aggregate fair market value of our common stock underlying the option on the date of exercise minus the aggregate exercise price of the option.

(2)
Value of unexercised in-the-money options are based on a value of $10.34 per share, the closing price of our common stock on December 31, 2004. Amounts are based on the value of $10.34 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

Change of Control Agreements

        We have entered into change of control severance agreements with our executive officers. These agreements provide in pertinent part that if the executive officer's employment is involuntarily terminated within 24 months following a change of control, then the Company, or any successor to the Company, must pay the affected officer such officer's base salary and target bonus, at the rate in effect just prior to the change of control, for one year, or in Mr. Ringo's case two years, and each option granted to the officer by the Company will become fully vested and exercisable. For purposes of these agreements, an involuntary termination means: (i) a termination of the officer's employment that is not effected for cause; (ii) a reduction in the officer's base salary or target bonus, a material reduction in the officer's benefits or a substantial reduction of the facilities and perquisites, such as office space, available to the officer without such officer's consent or a good business reason; (iii) a significant reduction in the officer's duties, position or responsibilities without such officer's consent unless the officer is provided with comparable duties, position and responsibilities; (iv) a relocation of the officer's employment by more than 35 miles without such officer's consent; or (v) the failure of the Company to obtain the assumption of this agreement by any successors.

        These agreements further provide for "gross up" payments to the officers in the event that they are subject to the tax code's excise tax on so-called "excess parachute payments." For purposes of these agreements, a change of control includes: (1) a person becoming the beneficial owner of 50% or more of the total voting power represented by the Company's securities; (2) a merger or consolidation, other than a transaction in which Abgenix stockholders immediately before the transaction continue to own more than 50% of the total voting power represented by the voting securities of the Company or the surviving entity after the transaction; (3) any approval by stockholders of a plan of liquidation or the sale of all or substantially all of the Company's assets; or (4) certain changes in the composition of the Board such that the incumbent directors before the change are less than a majority of the Board after the change.

        The Company's Board of Directors has approved a plan which provides that if, in the event of a merger of the Company, the successor corporation refuses to assume outstanding options granted under the 1996 Incentive Stock Plan or to substitute equivalent options, then such options will automatically become exercisable in full prior to the merger. In addition, in the event of a change in control of Abgenix, options granted under the 1996 Incentive Stock Plan to an Abgenix employee who has been employed for at least one year and whose employment is terminated without cause or resigns for good cause within 24 months after the change in control will become exercisable in full. For these purposes, a change in control includes: (1) a person becoming the beneficial owner of 50% or more of the total voting power represented by the then-outstanding voting securities; (2) certain changes in the composition of our Board of Directors occurring within a two-year period as a result of which the incumbent directors before the changes ceased to be a majority of the Board; (3) a merger or consolidation in which Abgenix stockholders immediately before the transaction own less than a majority of the outstanding voting securities of the surviving entity immediately after the transaction; or (4) any approval by stockholders of a plan of complete liquidation or the sale of all or substantially all of the Company's assets.

Employment and Related Agreements

        The Company has entered into an employment agreement with Mr. Ringo in connection with Mr. Ringo's appointment to the position of President and Chief Executive Officer of the Company effective August 30, 2004. The terms of this agreement include: a base salary of $500,000 per year; a sign-on bonus of $280,000; eligibility for a target bonus of 50% of his salary prorated to $83,333 for fiscal year 2004; reimbursement for relocation costs up to $100,000; a mortgage differential allowance of $9,000 per month from September 2004 through August 2006 and $6,000 per month from September 2006 through August 2009; and the grant of nonstatutory stock options to purchase 500,000 shares of Abgenix common stock with an exercise price of $9.19 (12/48 of these options will vest and become exercisable on August 30, 2005 and 1/48 will vest monthly thereafter). In connection with the relocation costs, Mr. Ringo is entitled to a one-time tax "gross up" intended to offset the majority of non-deductible, tax-related relocation costs, in accordance with Company policy. If Mr. Ringo's employment is terminated as a result of an "involuntary termination" (as defined in his change of control agreement), and provided he executes a release of claims, Mr. Ringo will continue to receive his base salary and target bonus for two years following the termination of his employment. The agreement further provided that from July 20, 2004, through and including August 29, 2004, Mr. Ringo became a part-time employee and transition advisor to the Company with cash compensation of $20,834 per month.

        Abgenix and Dr. Withy entered into a resignation and transition agreement in connection with Dr. Withy's resignation as President and Chief Executive Officer of the Company effective August 30, 2004. From August 30, 2004 through December 31, 2004, Dr. Withy continued providing services as a full-time employee with the same base salary, cash incentive bonus opportunity, benefits, and perquisites as he was receiving immediately prior to the effectiveness of his resignation. In connection with the resignation and transition agreement, the Company and Dr. Withy also entered into an Agreement Amending Options, as of August 26, 2004, pursuant to which any unvested stock options previously granted to Dr. Withy by the Company continued to vest through December 31, 2004, but not thereafter.

        Abgenix and Mr. Murphy have entered into a separation agreement in connection with the transition of Mr. Murphy's responsibilities as Senior Vice President, Production Services. Pursuant to this agreement, the Company and Mr. Murphy have mutually agreed to a transition in which Mr. Murphy will continue providing services as a full-time employee of the Company, with the title of Senior Vice President, and will assist in performing his current job functions, facilitating the transfer of those duties and engaging in special projects. Through August 31, 2005, Mr. Murphy will continue to receive the same salary and benefits as he was receiving immediately prior to his entry into this agreement. From August 31, 2005 through February 28, 2006, Mr. Murphy will be paid at the same rate for consulting services to the Company. In addition, the Company will make COBRA payments on Mr. Murphy's behalf and his stock options will continue to vest during this period.

        The Company and Susan L. Thorner entered into a separation agreement and a consulting agreement, in connection with Ms. Thorner's resignation as Vice President, General Counsel and Secretary effective January 31, 2005. Pursuant to this arrangement, Ms. Thorner will continue to receive the equivalent of her monthly salary of $21,257 through December 31, 2005. In addition, the Company will make COBRA payments on Ms. Thorner's behalf and her stock options will continue to vest during this period.

Certain Transactions

        On May 5, 2000, Dr. Schwab and Abgenix entered into a relocation loan agreement pursuant to which Abgenix loaned $100,000 to Dr. Schwab in exchange for a promissory note from Dr. Schwab secured by a deed of trust. No interest accrues on the promissory note until May 2005. As of December 31, 2004, the outstanding principal balance of the promissory note was $100,000. This balance was paid on April 25, 2005.

        On October 11, 2000, Ms. Mills and Abgenix entered into a loan agreement pursuant to which Abgenix loaned $100,000 to Ms. Mills in exchange for a promissory note from Ms. Mills secured by a deed of trust. No interest accrues on the promissory note until October 2005. As of December 31, 2004, the outstanding principal balance of the promissory note was $100,000.

        Abgenix has entered into indemnity agreements with its executive officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Abgenix, and otherwise to the full extent permitted under Delaware law and the Bylaws.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Dr. Kucherlapati, Mr. Logan and Mr. Wiggans serve as members of our Compensation Committee. None of the members of our Compensation Committee has been, at any time since our formation, an officer or employee of Abgenix. None of our executive officers serves or has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information as of December 31, 2004, concerning our equity compensation plans, pursuant to which options, restricted stock or other rights to acquire shares may be granted from time to time.

	Number of Securities to be Issued Upon Exercise of Outstanding Options(3)	Weighted-Average Exercise Price per Share of Outstanding Options(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity compensation plans approved by stockholders (1)	4,617,750	$14.10	1,753,558
Equity compensation plans not approved by stockholders (2)	8,611,912	$28.57	3,607,116

Total	13,229,662	$23.52	5,360,674

(1)
Includes the Amended and Restated 1996 Incentive Stock Plan, the 1998 Employee Stock Purchase Plan and the Amended and Restated 1998 Director Option Plan.

(2)
Includes the Amended and Restated 1999 Nonstatutory Stock Option Plan and the Canadian Employee Stock Purchase Plan.

(3)
Does not include purchase rights accruing under the 1998 Employee Stock Purchase Plan or the Canadian Employee Stock Purchase Plan for offering periods beginning after October 31, 2004, the number and exercise price of which will not be determinable until the expiration of such offering periods.

(4)
The maximum number of shares available for sale under the 1998 Employee Stock Purchase Plan is automatically increased on the date of each annual meeting of stockholders by the lesser of one million shares, one percent of the outstanding shares of the Company on the record date for such annual meeting of stockholders, or a lesser amount determined by the Board of Directors.

Summary of Equity Compensation Plans Not Approved by Stockholders

        The Company's Canadian Employee Stock Purchase Plan, or Canadian Plan, was adopted in April 2002. The Canadian Plan enables certain eligible employees to purchase common stock at the closing market price on the first or the last day of each six-month purchase period, whichever is lower. Eligible employees may authorize periodic payroll deductions of up to 15% of eligible compensation for common stock purchases, with certain limitations. As of December 31, 2004, 200,000 shares had been authorized under the Canadian Plan and 50,104 shares had been issued.

        The Company's Amended and Restated 1999 Nonstatutory Stock Option Plan, or 1999 Plan, was adopted in October 1999. The number of shares of common stock authorized for issuance to employees and consultants under the 1999 Plan is 12,600,000. As of December 31, 2004, options to purchase an aggregate of 8,611,912 shares were outstanding and 3,457,220 shares were available for future grant under the 1999 Plan. Options cannot be granted under the 1999 Plan to directors and executive officers of the Company, except that options may be granted to an officer not previously employed by the Company as an inducement essential to that individual entering into an employment contract with the Company. Stock options granted under the 1999 Plan have an exercise price of no less than the public market closing price of the underlying common stock on the date of grant. Options granted under the 1999 Plan generally have a term of seven to ten years and vest over four years. The 1999 Plan is administered by the Compensation Committee, pursuant to authority delegated by the Board, and options are granted at the discretion of the Plan Administrator. The 1999 Plan will be replaced by the 2005 Incentive Stock Plan, effective for awards made on or after July 1, 2005, if it is approved by stockholders at the Annual Meeting.

REPORT OF THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee is responsible for reviewing and approving the Company's compensation philosophy and for reviewing the performance of, and establishing the compensation for, the Chief Executive Officer and the other officers of the Company. The Compensation Committee also acts as administrator of the Company's compensatory stock plans and performs such other functions regarding compensation as the Board may delegate.

        The goal of the Company's compensation policies is to align executive compensation with business objectives and corporate performance and to attract and retain executives who contribute to the long-term success and value of Abgenix. The Company endeavors to achieve its compensation goals through the implementation of policies that are based on the following principles:

  •
  THE COMPANY PAYS COMPETITIVELY FOR EXPERIENCED, HIGHLY SKILLED EXECUTIVES

        The Company operates in the competitive and rapidly changing biopharmaceutical industry. Executive base compensation is targeted to the median salary paid to comparable executives in companies of similar size and location, and with comparable responsibilities. The Committee surveys other pharmaceutical and biotechnology companies, including companies in the Nasdaq Biotech Index, for purposes of comparison. The individual executive's salary is adjusted annually based on corporate performance, individual performance and the relative compensation of the individual compared to the comparable medians. The Committee's assessment is that the salaries of Abgenix's executives are comparable to the medians for the Company's industry.

  •
  THE COMPANY REWARDS EXECUTIVES FOR SUPERIOR PERFORMANCE

        The Compensation Committee believes that a substantial portion of each executive's compensation should be in the form of bonuses. Executive bonuses are based on a combination of individual performance and the attainment of corporate goals. These corporate goals may include such items as (1) the financial performance of Abgenix; (2) the pace of product development activities; and (3) the development of new technologies. Individual performance goals are based on specific objectives that must be met in order for the Company to achieve its corporate goals. In order to attract and retain executives who are qualified to excel in the biopharmaceutical industry, the Company awards higher bonuses based on performance in excess of goals.

  •
  THE COMPANY STRIVES TO ALIGN LONG-TERM STOCKHOLDER AND EXECUTIVE INTERESTS

        In order to align the long-term interests of executives with those of stockholders, the Company grants all employees, and particularly executives, options to purchase the Company's common stock. Options are granted at the closing price of the Company's common stock on the date of grant and will provide value only when the price of the common stock increases above the exercise price. Options are subject to vesting provisions designed to encourage executives to remain employed by the Company. Additional options are granted from time to time and the size of these grants is based on individual performance, prior grants and levels determined to be competitive in the market.

Chief Executive Officer Compensation

        Mr. Ringo became the Company's President and Chief Executive Officer on August 30, 2004, in connection with the resignation of Dr. Withy. The salary, stock option grants and other compensation for Dr. Withy and Mr. Ringo for fiscal 2004, set forth in the Summary Compensation Table appearing on page 20, are consistent with the criteria described above and with the Compensation Committee's evaluation of the overall leadership and management of Abgenix. During 2004, the Company advanced the clinical development of its lead antibody product candidate for the treatment of cancer, panitumumab, with its partner, Amgen. In 2004, Amgen initiated two pivotal studies of panitumumab as third-line monotherapy in patients with metastatic colorectal cancer, one in the United States and one outside the United States. In 2004, the Company also initiated a Phase 1 clinical trial of ABX-PTH, the Company's antibody product candidate directed against parathyroid hormone for the treatment of a secondary hyperparathyroidism. In addition, the Company received several payments from technology licensing partners related to the advancement antibodies derived with the Company's technology into the clinical phase of development. Finally, in December, the Company successfully raised $300 million by issuing senior convertible notes due 2011 in a private placement.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code provides that any compensation paid to a public company's chief executive officer and its four other highest paid executive officers in excess of $1 million in a given fiscal year of the Company is not deductible unless such compensation is paid only upon the achievement of objective performance goals where certain procedural requirements have been satisfied. Based on fiscal year 2004, no such limits on the deductibility of compensation applied to any compensation paid to any executive officer of Abgenix.

Summary

        The Compensation Committee believes that the Company's compensation policy as practiced to date by the Compensation Committee and the Board has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company's compensation policy will evolve over time as Abgenix endeavors to achieve its short-term goals while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for its products in a highly competitive environment.

Respectfully submitted,
Mark B. Logan, Chair Raju S. Kucherlapati, Ph.D. Thomas G. Wiggans

        THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

ANNUAL REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the Company, its internal controls, the quality and integrity of its financial statements and the annual audit by the Company's independent auditors.

        The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the Company's financial statements. The Company's Audit Committee is responsible for assisting the Board of Directors in fulfilling its responsibility for oversight of the Company's accounting, and financial reporting processes, its internal accounting, financial and disclosure controls, the quality and integrity of its financial statements and the annual audit by the Company's independent auditors. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditors. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company's website at www.abgenix.com. Dr. Behrens, Mr. Lee and Mr. Logan served as members of the Audit Committee during 2004. The Board of Directors and the Committee believe that each member is an "independent director" within the meaning of the listing standards of the Nasdaq Stock Market and Securities and Exchange Commission rules.

        In carrying out its responsibilities, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

        The Company's independent auditors provided to the Audit Committee the written disclosures and letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence. The Committee considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence. In accordance with applicable law, the Committee considered and gave its approval in advance for certain non-audit services, including accounting consultations, tax compliance and preparation services and transfer pricing services.

        Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

Respectfully submitted,
M. Kathleen Behrens, Ph.D., Chair Kenneth B. Lee, Jr. Mark B. Logan

        THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2004. Ernst & Young LLP has audited the Company's financial statements since the Company's inception in 1996. During fiscal year 2004, Ernst & Young LLP served as the Company's independent auditors and provided certain tax and consulting services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement at the meeting if he or she so desires, and will be available to respond to appropriate questions.

        Fees billed to the Company by Ernst & Young LLP during the fiscal years ended December 31, 2004 and 2003 were as follows:

	2004	2003
Audit Fees	$645,800	$340,400
Audit-Related Fees	42,800	21,289
Tax Fees	144,640	285,609
All Other Fees	—	—

Total	$833,240	$647,298

        Audit Fees:    This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and services that are normally provided by the independent auditor in connection with registration statements and other regulatory filings for those fiscal years. In 2004, this category included fees related to the audit of the Company's internal control over financial reporting.

        Audit-Related Fees:    This category consists of services by the Company's independent auditors that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under Audit Fees, including accounting consultations in both 2004 and 2003.

        Tax Fees:    This category consists of professional services rendered for tax compliance and preparation and other tax advice. The total amount of fees billed for tax services in these years includes fees of $107,923 and $107,646 for tax compliance and preparation in 2004 and 2003, respectively, and fees of $36,717 and $177,963 for other tax-related services in 2004 and 2003, respectively, including transfer pricing services and tax planning services in both 2004 and 2003.

        The Audit Committee has considered whether the nature of the services provided by Ernst & Young LLP in exchange for the foregoing fees is compatible with maintaining their independence as the Company's independent auditors.

Pre-Approval Policies and Procedures

        The Audit Committee has pre-approved all audit and permissible non-audit services to be provided by the Company's independent auditors through a combination of specific pre-approval and general pre-approval policies and procedures. Unless a type of service has received general pre-approval, proposed services to be provided by the Company's independent auditors must receive specific approval. The only audit and non-audit services and corresponding payment of fees for any such services that the Audit Committee may approve are those that, individually and in the aggregate, do not compromise the independence of the Company's independent auditors. The Audit Committee considers, among other things, whether such services and are consistent with applicable regulations regarding auditor independence; whether the provision of such services would impair the independent auditors' independence; and whether the independent auditors are best positioned to provide the most effective and efficient service.

  Specific Pre-Approval

        The Audit Committee may grant specific pre-approval for any engagement for audit, audit-related, tax and other services to be provided by the Company's independent auditors. The Chair of the Audit Committee has authority to pre-approve services if the services are expected to generate fees of up to $10,000. The Chair is to report any such approval to the Audit Committee at its next meeting.

  General Pre-Approval

        The Audit Committee may grant general pre-approval for categories or types of audit, audit-related, tax and other services that may be provided by the Company's independent auditors without obtaining specific pre-approval from the Audit Committee for projects or consultations for which the total per-project fees are within the pre-approved amount for such services. The categories or types of services that the Audit Committee may generally pre-approve must be detailed as to the particular services to be provided. The term of any general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee provides for a shorter period.

COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT*

        The stock price performance depicted in the following graph is not necessarily indicative of future price performance. The information contained in the stock performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent the company specifically incorporates it by reference into such filing.

        The following graph shows a comparison of total stockholder return for holders of our common stock from December 31, 1999 through December 31, 2004, compared with the Nasdaq Composite Index and the Nasdaq Biotech Index. This graph is presented pursuant to Securities and Exchange Commission rules. We believe that while total stockholder return can be an important indicator of corporate performance, the stock prices of biopharmaceutical companies such as Abgenix are subject to a number of market-related factors other than company performance, such as competitive announcements, drug discovery and commercialization, mergers and acquisitions in the industry, health care trends, the general state of the economy, and the stock price performance of other biopharmaceutical companies.

*
$100 invested on 12/31/99 in Abgenix common stock or in the indices—including reinvestment of dividends. Fiscal year ending December 31.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

        Any person who was a beneficial owner of our capital stock on the record date for the Annual Meeting may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report, which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as a stockholder of the Company as of the record date and should be directed to Investor Relations, 6701 Kaiser Drive, Fremont, California 94555. In addition, the Company's Annual Report on Form 10-K, and other reports that the Company files with the Securities and Exchange Commission, are available on or through the Company's Internet web site, www.abgenix.com.

By Order of the Board of Directors
Fremont, California May 6, 2005

Appendix A

ABGENIX, INC.
2005 INCENTIVE STOCK PLAN
Approved by Stockholders on [June 13, 2005]
Termination Date: [June 13, 2015 [tenth anniversary of date of Stockholder approval]]

I.    PURPOSES.

        1.1.    Eligible Stock Award Recipients.    The persons eligible to receive Stock Awards are the Employees, Directors, and Consultants of the Company and its Affiliates.

        1.2.    Available Stock Awards.    The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards including, but not limited to: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units, (vii) Restricted Stock Units, (viii) Performance Share Bonuses, and (ix) Performance Share Units.

        1.3.    General Purpose.    The Company, by means of this new Plan, which will serve as the successor to the Company's 1996 Incentive Stock Plan ("1996 Plan"), seeks to create incentives for eligible Employees (including officers), Directors, and Consultants of the Company to maximize the long-term value of the Company by receiving Stock Awards to acquire Common Stock of the Company or Stock Awards for which the value is measured with reference to Common Stock of the Company. The Plan will serve as a replacement for the 1996 Plan, the Company's 1998 Director Option Plan ("1998 Plan"), and the Company's 1999 Nonstatutory Stock Option Plan ("1999 Plan"). Stock awards granted under one of these plans shall continue to be governed by the terms of the plan under which the stock award was granted that were in effect on the date of grant of such award.

II.    DEFINITIONS.

        2.1.  "Affiliate" means a parent or subsidiary of the Company, with "parent" meaning an entity that controls the Company directly or indirectly, through one or more intermediaries, and "subsidiary" meaning an entity that is controlled by the Company directly or indirectly, through one or more intermediaries. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        2.2.  "Beneficial Owner" means the definition given in Rule 13d-3 promulgated under the Exchange Act.

        2.3.  "Board" means the Board of Directors of the Company.

        2.4.  "Cause" means any of the following: (1) the Participant's theft, dishonesty, or falsification of any documents or records related to the Company or any of its Affiliates; (2) the Participant's improper use or disclosure of the Company's or any of its Affiliate's confidential or proprietary information; (3) any action by the Participant which has a material detrimental effect on the reputation or business of the Company or any of its Affiliates; (4) the Participant's failure or inability to perform any reasonable assigned duties, if such failure or inability is reasonably capable of cure, after being provided with a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Participant of any employment or service agreement between the Participant and the Company or any of its Affiliates or applicable policy of the Company or any of its Affiliates, which breach is not cured pursuant to the terms of such agreement; or (6) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Participant's ability to perform his or her duties with the Company or any of its Affiliates. Notwithstanding the foregoing, the definition of "Cause" in an individual written agreement between the Company or any of its Affiliates and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such individual agreement (it being understood, however, that if no definition of the term Cause is set forth in such an individual written agreement, the foregoing definition shall apply).

        2.5.  "Change of Control" means the occurrence of any of the following events:

            (i)  The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, that will continue the business of the Company in the future;

           (ii)  A merger or consolidation or similar transaction involving the Company;

          (iii)  Any person or group is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise (for the purposes of this clause (iii), a member of a group will not be considered to be the Beneficial Owner of the securities owned by other members of the group);

          (iv)  During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new Directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or

           (v)  A dissolution or liquidation of the Company.

        2.6.  "Code" means the Internal Revenue Code of 1986, as amended.

        2.7.  "Committee" means a committee of one or more members of the Board (or other individuals who are not members of the Board to the extent allowed by law) appointed by the Board in accordance with Section 3.3 of the Plan.

        2.8.  "Common Stock" means the common shares of the Company.

        2.9.  "Company" means Abgenix, Inc., a Delaware corporation.

        2.10.   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as a Director or Directors who are compensated by the Company solely for their services as a Director.

        2.11.   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director, or Consultant is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant, or Director, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave.

        2.12.   "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        2.13.   "Director" means a member of the Board of Directors of the Company.

        2.14.   "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options. For all other Stock Awards, "Disability" means physical or mental incapacitation such that for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period, a person is unable to substantially perform his or her duties. Any question as to the existence of that person's physical or mental incapacitation as to which the person or person's representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company or an Affiliate cannot agree as to a qualified independent physician, each shall appoint such a physician and those two (2) physicians shall select a third (3rd)who shall make such determination in writing. The determination of Disability made in writing to the Company or an Affiliate and the person shall be final and conclusive for all purposes of the Stock Awards.

        2.15.   "Eligible Director" means any Director who is not employed by the Company or an Affiliate.

        2.16.   "Employee" means any person employed by the Company or an Affiliate. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        2.17.   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.18.   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

            (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no such sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

           (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (iii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        2.19.   "Full-Value Stock Award" shall mean any of a Restricted Stock Bonus, Restricted Stock Units, Phantom Stock Units, Performance Share Bonus, or Performance Share Units.

        2.20.   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        2.21.   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        2.22.   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        2.23.   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        2.24.   "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        2.25.   "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        2.26.   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        2.27.   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director; or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        2.28.   "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        2.29.   "Performance Share Bonus" means a grant of shares of the Company's Common Stock not requiring a Participant to pay any amount of monetary consideration, and subject to the provisions of Section 8.6 of the Plan.

        2.30.   "Performance Share Unit" means the right to receive the value of one (1) share of the Company's Common Stock at the time the Performance Share Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of Performance Share Units. These Performance Share Units are subject to the provisions of Section 8.7 of the Plan.

        2.31.   "Phantom Stock Unit" means the right to receive the value of one (1) share of the Company's Common Stock, subject to the provisions of Section 8.4 of the Plan.

        2.32.   "Plan" means this Abgenix, Inc. 2005 Incentive Stock Plan.

        2.33.   "Restricted Stock Bonus" means a grant of shares of the Company's Common Stock not requiring a Participant to pay any amount of monetary consideration, and subject to the provisions of Section 8.1 of the Plan.

        2.34.   "Restricted Stock Purchase Right" means the right to acquire shares of the Company's Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Section 8.2 of the Plan.

        2.35.   "Restricted Stock Unit" means the right to receive the value of one (1) share of the Company's Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of restricted stock to the extent permitted in the Participant's agreement. These Restricted Stock Units are subject to the provisions of Section 8.5 of the Plan.

        2.36.   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule l6b-3, as in effect from time to time.

        2.37.   "Securities Act" means the Securities Act of 1933, as amended.

        2.38.   "Stock Appreciation Right" means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company's Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 8.3 of the Plan.

        2.39.   "Stock Award" means any Option award, Restricted Stock Bonus award, Restricted Stock Purchase Right award, Stock Appreciation Right award, Phantom Stock Unit award, Restricted Stock Unit award, Performance Share Bonus award, Performance Share Unit award, or other stock-based award. These Awards may include, but are not limited to those listed in Section 1.2.

        2.40.   "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award setting forth the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        2.41.   "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

III.    ADMINISTRATION.

        3.1.    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.

        3.2.    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

           (ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)  To amend the Plan or a Stock Award as provided in Section 14 of the Plan.

          (iv)  Generally, to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

           (v)  To adopt sub-plans and/or special provisions applicable to Stock Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of Section 4 of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern.

          (vi)  To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Award previously granted by the Board.

         (vii)  To determine whether Stock Awards will be settled in shares of Common Stock, cash or in any combination thereof.

        (viii)  To determine whether Stock Awards will be adjusted for Dividend Equivalents, with "Dividend Equivalents" meaning a credit, made at the discretion of the Board, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by a Stock Award held by such Participant.

          (ix)  To establish a program whereby Participants designated by the Board can reduce compensation otherwise payable in cash in exchange for Stock Awards under the Plan.

           (x)  To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of or under a Stock Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

          (xi)  To provide, either at the time a Stock Award is granted or by subsequent action, that a Stock Award shall contain as a term thereof, a right, either in tandem with the other rights under the Stock Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Common Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Stock Award.

        3.3.    Delegation to Committee.

            (i)  General.    The Board may delegate administration of the Plan to a Committee or Committees of one or more individuals, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee also may exercise, in connection with the administration of the Plan, any of the powers and authority granted to the Board under the Plan. The Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

           (ii)  Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant

  Stock Awards to eligible persons who are either (a) not then subject to Section 16 of the Exchange Act or (b) receiving a Stock Award as to which the Board or Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Stock Award.

        3.4.    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

IV.    SHARES SUBJECT TO THE PLAN.

        4.1.    Share Reserve.    Subject to the provisions of Section 13 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed Seven Million One Hundred Sixty Three Thousand Nine Hundred Forty Five (7,163,945) shares of Common Stock ("Share Reserve"), provided that each share of Common Stock issued pursuant to an Option or Restricted Stock Purchase Right shall reduce the Share Reserve by one (1) share and each share of Common Stock subject to the redeemed portion of a Stock Appreciation Right (whether the distribution upon redemption is made in cash, stock or a combination of the two) shall reduce the Share Reserve by one (1) share. Each share of Common Stock issued pursuant to a Full-Value Stock Award shall reduce the Share Reserve by 1.5 shares. To the extent that a distribution pursuant to a Stock Award is made in cash, the Share Reserve shall be reduced by the number of shares of Common Stock subject to the redeemed or exercised portion of the Stock Award. Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options is Seven Million One Hundred Sixty Three Thousand Nine Hundred Forty Five (7,163,945) shares of Common Stock ("ISO Limit"), subject to the adjustments provided for in Section 13 of the Plan.

        4.2.    Reversion of Shares to the Share Reserve.    If any Stock Award granted under this Plan or any stock award granted under the 1996 Plan, the 1998 Plan, or the 1999 Plan ("Prior Plan Awards") shall for any reason (i) expire, be cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (ii) be reacquired by the Company prior to vesting, or (iii) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired under such Stock Award or Prior Plan Award shall revert or be added to the Share Reserve and become available for issuance under the Plan.

        4.3.    Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

V.    ELIGIBILITY.

        5.1.    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants.

        5.2.    Ten Percent Shareholders.    A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        5.3.    Annual Section 162(m) Limitation.    Subject to the provisions of Section 13 of the Plan relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Incentive Stock Options, Nonstatutory Stock Options or Stock Appreciation Rights covering more than seven hundred and fifty thousand (750,000)]shares of Common Stock during any fiscal year; provided that in connection with his or her initial service, an Employee may be granted Incentive Stock

Options, Nonstatutory Stock Options, or Stock Appreciation Rights covering not more than an additional five hundred thousand (500,000) shares of Common Stock, which shall not count against the limit set forth in the preceding sentence.

        5.4.    Consultants.

            (i)  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.

           (ii)  Form S-8 generally is available to consultants and advisors only if (A) they are natural persons; (B) they provide bona fide services to the issuer, its parents, its majority owned subsidiaries; and (C) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

VI.    OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        6.1.    Term.    Subject to the provisions of Section 5.2 of the Plan regarding grants of Incentive Stock Options to Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted. In the absence of a provision to the contrary in the individual Optionholder's Option Agreement, the term of the Option shall be seven (7) years from the date it was granted.

        6.2.    Exercise Price of an Incentive Stock Option.    Subject to the provisions of Section 5.2 of the Plan regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        6.3.    Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        6.4.    Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option): (1) by delivery to the Company of other Common Stock, (2) pursuant to a "same day sale" program to the extent permitted by law, (3) reduction of the Company's liability to the Optionholder, (4) by any other form of consideration permitted by law, but in no event shall a promissory note or other form of deferred payment constitute a permissible form of consideration for an Option granted under the Plan, or (5) by some combination of the foregoing. In the absence of a provision to the contrary in the individual Optionholder's Option Agreement, payment for Common Stock pursuant to an Option may only be made in the form of cash, check, or pursuant to a "same day sale" program.

        Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

        6.5.    Transferability of an Incentive Stock Option.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        6.6.    Transferability of a Nonstatutory Stock Option.    A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        6.7.    Vesting Generally.    Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Board. The vesting provisions of individual Options may vary. The provisions of this Section 6.7 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        6.8.    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder's Option Agreement, the Option shall remain exercisable for three (3) months following the termination of the Optionholder's Continuous Service; provided, however, that if the Optionholder's Continuous Service is terminated for Cause, the Option shall remain exercisable for thirty (30) days following the termination, unless the individual Optionholder's Option Agreement provides otherwise.

        6.9.    Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or other applicable securities law. The provisions of this Section 6.9 notwithstanding, in the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (1) the fifteenth (15th) day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of termination of the Optionholder's employment or other service to the Company (and in no event later than the expiration of the term of the Option).

        6.10.    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option to the extent that the Optionholder was entitled to exercise such Option as of the date of termination, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder's Option Agreement, the Option shall remain exercisable for twelve (12) months following such termination.

        6.11.    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to Section 6.5 or 6.6 of the Plan, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after death, the Option is not exercised within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder's Option Agreement, the Option shall remain exercisable for twenty-four (24) months following the Optionholder's death.

        6.12.    Early Exercise Generally Not Permitted.    The Company's general policy is not to allow the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If, however, an Option Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

VII.    NON-DISCRETIONARY STOCK AWARDS FOR ELIGIBLE DIRECTORS.

        In addition to any other Stock Awards that Eligible Directors may be granted on a discretionary basis under the Plan, each Eligible Director of the Company shall be automatically granted without the necessity of action by the Board, the following option grants:

        7.1.    Initial Stock Option Grant.    On the thirtieth (30th) day following the date that a Director commences service on the Board and satisfies the definition of an Eligible Director, an initial grant of stock options shall automatically be made to that Eligible Director. The number of shares subject to this Initial Grant and other terms governing this Initial Grant shall be as determined by the Board in its sole discretion. If the Board does not establish the number of shares subject to the Initial Grant for a given newly-elected Eligible Director prior to the date of grant for such Initial Grant, then the number shall be the same as the number of shares of Common Stock granted to the immediately preceding newly-elected Eligible Director. If at the time a Director commences service on the Board, the Director does not satisfy the definition of an Eligible Director, such Director shall not be entitled to an Initial Grant at any time, even if such Director subsequently becomes an Eligible Director.

        7.2.    Annual Stock Option Grant.    An annual grant of stock options shall automatically be made to each Director who (1) is re-elected to the Board, (2) is an Eligible Director on the relevant grant date, and (3) has served as a Director for a period of at least six (6) months. The number of shares subject to this Annual Grant and other terms governing this Annual Grant shall be as determined by the Board in its sole discretion. If the Board does not establish the number of shares subject to the Annual Grant prior to the date of grant for such Annual Grant, then the number shall be the same as the number of shares of Common Stock subject to the Annual Grant for the immediately preceding year. The date of grant of an Annual Grant is the date on which the Director is re-elected to serve on the Board. Annual Grants made after those Annual Grants made in connection with the Company's 2005 Annual Meeting of Stockholders shall be made pursuant to the terms of this Section 7.2.

        7.3.    Termination of Continuous Service as a Director.    In the event an Optionholder's status as a Director terminates for any reason other than death, the Optionholder may exercise his or her Option granted under this Section 7 to the extent that the Optionholder was entitled to exercise such Option as of the date of termination, but only within thirty-six (36) months following the date of such termination (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, an Option granted under this Section 7 is not exercised within thirty-six (36) months following the date of such termination, the Option shall terminate. If an Optionholder's status as a Director terminates due to death, the Optionholder's estate, a person who acquired the right to exercise the Option by bequest or inheritance, or a person designated to exercise the Option upon the Optionholder's death pursuant to Section 6.5 or 6.6 of the Plan may exercise the Option granted under this Section 7 to the extent that the Optionholder was entitled to exercise such Option as of the date of termination, but only within thirty-six (36) months following the date of such termination (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, an Option granted under this Section 7 is not exercised within thirty-six (36) months following the date of death, the Option shall terminate. The provisions of this Section 7.3 notwithstanding, in the event that a sale of the shares of Common Stock received upon exercise of any Option granted under this Section 7 would subject the Director to liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (1) the fifteenth (15th) day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of such termination of status as a Director (and in no event later than the expiration of the term of the Option).

VIII.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        8.1.    Restricted Stock Bonus Awards.    Each Restricted Stock Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Stock Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Restricted Stock Bonus agreements may change from time to time, and the terms and conditions of separate Restricted Stock Bonus agreements need not be identical, but each Restricted Stock Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Restricted Stock Bonus to be made to a new Employee, Director, or Consultant who has not performed prior services for the Company, the Company will require payment of the par value of the Common Stock ($.0001 per share) by cash or check in order to ensure proper issuance of the shares in compliance with Delaware General Corporation Law.

          (ii)    Vesting.    Vesting shall generally be based on the Participant's Continuous Service. Shares of Common Stock awarded under the Restricted Stock Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board. Generally, so long as the Participant remains in Continuous Service with the Company, a Restricted Stock Bonus granted to the Participant shall vest as to one fourth (1/4) of the total Restricted Stock Bonus award on each annual anniversary of the grant date, such that the Restricted Stock Bonus is fully vested after four (4) years of Continuous Service from the grant date. If vesting is based on the Participant's Continuous Service, such Restricted Stock Bonus shall not fully vest in less than three (3) years. If vesting is based on the Participant's achievement of performance criteria, such Restricted Stock Bonus shall not fully vest in less than one (1) year.

          (iii)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company shall automatically reacquire without cost any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Bonus agreement.

          (iv)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Bonus agreement remains subject to the terms of the Restricted Stock Bonus agreement.

        8.2.    Restricted Stock Purchase Awards.    Each Restricted Stock Purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase agreements need not be identical, but each Restricted Stock Purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Purchase Price.    The purchase price under each Restricted Stock Purchase agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase agreement. The purchase price shall not be less than one hundred percent (100%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

          (ii)    Consideration.    The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase agreement shall be paid either: (A) in cash or by check at the time of purchase; (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant to the extent permitted by law, including use of a promissory note; or (C) in any other form of legal consideration that may be acceptable to the Board in its discretion to the extent permitted by law; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment to the extent not permitted by law.

          (iii)    Vesting.    The Board shall determine the criteria under which shares of Common Stock under the Restricted Stock Purchase agreement may vest; the criteria may or may not include performance criteria or Continuous Service. Shares of Common Stock acquired under the Restricted Stock Purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Purchase agreement.

          (v)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase agreement remains subject to the terms of the Restricted Stock Purchase agreement.

        8.3.    Stock Appreciation Rights.    Two types of Stock Appreciation Rights ("SARs") shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs.

          (i)    Stand-Alone SARs.    The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

            (A)  The stand-alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares.

            (B)  The number of shares of Common Stock underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than one hundred percent (100%) of the Fair Market Value per underlying share of Common Stock on the grant date.

            (C)  The distribution with respect to any redeemed stand-alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

          (ii)    Stapled SARs.    The following terms and conditions shall govern the grant and redemption of stapled SARs:

            (A)  Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

            (B)  Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

            (C)  The distribution to which the holder of stapled SARs shall become entitled under this Section 8 upon the redemption of stapled SARs as described in Section 8.3(ii)(B) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

        8.4.    Phantom Stock Units.    The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

            (i)  Phantom Stock Unit awards shall be redeemable by the Participant to the Company upon such terms and conditions as the Board may establish. The value of a single Phantom Stock Unit shall be equal to the Fair Market Value of a share of Common Stock, unless the Board otherwise provides in the terms of the Stock Award Agreement.

           (ii)  The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

        8.5.    Restricted Stock Units.    The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

        A Restricted Stock Unit is the right to receive the value of one (1) share of the Company's Common Stock at the time the Restricted Stock Unit vests. To the extent permitted by the Committee in the terms of his or her agreement, a Participant may elect to defer receipt of the value of the shares of Common Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Board. When the Participant vests in such Restricted Stock Units, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

        Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical, but each Restricted Stock Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. In the event that a Restricted Stock Unit is granted to a new Employee, Director, or Consultant who has not performed prior services for the Company, the Company will require payment of the par value of the Common Stock ($.0001 per share) by cash or check to the extent required by Delaware General Corporation Law.

          (ii)    Vesting.    Vesting shall generally be based on the Participant's Continuous Service. If vesting is based on the Participant's Continuous Service, such Restricted Stock Unit award shall not fully vest in less than three (3) years. If vesting is based on the Participant's achievement of performance criteria, such Restricted Stock Unit award shall not fully vest in less than one (1) year. Shares of Common Stock awarded under the Restricted Stock Unit agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iii)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Unit agreement.

          (iv)    Transferability.    Rights to acquire the value of shares of Common Stock under the Restricted Stock Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Unit agreement, as the Board shall determine in its discretion, so long as any Common Stock awarded under the Restricted Stock Unit agreement remains subject to the terms of the Restricted Stock Unit agreement.

        8.6.    Performance Share Bonus Awards.    Each Performance Share Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Performance Share Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Performance Share Bonus agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus agreements need not be identical, but each Performance Share Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    A Performance Share Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. In the event that a Performance Share Bonus is granted to a new Employee, Director, or Consultant who has not performed prior services for the Company, the Company will require payment of the par value of the Common Stock ($.0001 per share) by cash or check to the extent required by Delaware General Corporation Law.

           (ii)  Vesting.    Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. A Performance Share Bonus shall not fully vest in less than one (1) year. Vesting shall be subject to the Performance Share Bonus agreement. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         (iii)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus agreement.

          (iv)  Transferability.    Rights to acquire shares of Common Stock under the Performance Share Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Bonus agreement remains subject to the terms of the Performance Share Bonus agreement.

        8.7.    Performance Share Units.    The following terms and conditions shall govern the grant and redeemability of Performance Share Units:

        A Performance Share Unit is the right to receive the value of one (1) share of the Company's Common Stock at the time the Performance Share Unit vests. Participants may elect to defer receipt of the value of shares of Common Stock otherwise deliverable upon the vesting of an award of performance shares. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such performance shares in a manner determined by the Board. When the Participant vests in such performance shares, the Participant will be credited with a number of Performance Share Units equal to the number of shares of Common Stock for which delivery is deferred. Performance Share Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Unit.

        Each Performance Share Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Unit agreements may change from time to time, and the terms and conditions of separate Performance Share Unit agreements need not be identical, but each Performance Share Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

            (i)  Consideration.    A Performance Share Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Performance Share Units with cash or other consideration permissible by law. In the event that a Performance Share Unit is granted to a new Employee, Director, or Consultant who has not performed prior services for the Company, the Company will require payment of the par value of the Common Stock ($.0001 per share) by cash or check to the extent required by Delaware General Corporation Law.

           (ii)  Vesting.    Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Unit agreement. The terms of the Performance Share Unit agreement notwithstanding, a Performance Share Unit may not fully vest in less than one (1) year. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Unit agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         (iii)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Unit agreement.

          (iv)  Transferability.    Rights to acquire the value of shares of Common Stock under the Performance Share Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Unit agreement remains subject to the terms of the Performance Share Unit agreement.

IX.    COVENANTS OF THE COMPANY.

        9.1.    Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        9.2.    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

X.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

XI.    CANCELLATION AND RE-GRANT OF OPTIONS.

        11.1.   The Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected Optionholders, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different number of shares of Common Stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value or, in the case of a Ten Percent Shareholder (as described in Section 5.2 of the Plan), not less than one hundred ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies. Prior to the implementation of any such repricing or cancellation of one or more outstanding Options, the Board shall obtain the approval of the shareholders of the Company to the extent required by any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or applicable law.

        11.2.   Shares subject to an Option canceled under this Section 11 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Section 5.3 of the Plan. The repricing of an Option under this Section 11, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Section 5.3 of the Plan. The provisions of this Section 11.2 shall be applicable only to the extent required by Section 162(m) of the Code.

XII.    MISCELLANEOUS.

        12.1.    Acceleration of Exercisability and Vesting.    The Board (or Committee, if so authorized by the Board) shall have the power to accelerate exercisability and/or vesting when it deems fit, such as upon a Change of Control. The Board or Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        12.2.    Shareholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award.

        12.3.    No Employment or Other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state or other jurisdiction in which the Company is domiciled, as the case may be.

        12.4.    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), or such other limit as may be set by law, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        12.5.    Investment Assurances.    The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        12.6.    Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of a Stock Award or the acquisition, vesting, distribution or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

        12.7    Section 409A.    Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that all Stock Awards granted under this Plan (including, but not limited to, Restricted Stock Units, Phantom Stock Units, and Performance Share Units) shall not cause an imposition of the additional taxes provided for in Section 409A(a)(1)(B) of the Code; furthermore, it is the intent of the Company that the Plan shall be administered so that the additional taxes provided for in Section 409A(a)(1)(B) of the Code are not imposed.

XIII.    ADJUSTMENTS UPON CHANGES IN STOCK.

        13.1.    Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan may be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4.1 above, the maximum number of securities subject to award to any person pursuant to Section 5.3 above, and the number of securities subject to the option grants to Eligible Directors under Section 7 of the Plan, and the outstanding Stock Awards may be appropriately adjusted in the class(es) and number of securities or other property and price per share of the securities or other property subject to such outstanding Stock Awards. The Board may make such adjustments in its sole discretion, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        13.2.    Adjustments Upon a Change of Control.

            (i)  In the event of a Change of Control as defined in Section 2.5(i) through 2.5(iv), such as an asset sale, merger, or change in Board composition, then the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity shall: (1) assume or continue all or any part of the Stock Awards outstanding under the Plan or (2) substitute substantially equivalent stock awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may: (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such Stock Award; (2) continue the Stock Awards; or (3) notify Participants holding an Option, Stock Appreciation Right, Phantom Stock Unit, Restricted Stock Unit, or Performance Share Unit that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change of Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board shall not be obligated to treat all Stock Awards, even those that are of the same type, in the same manner.

           (ii)  In the event of a Change of Control as defined in Section 2.5(v), such as a dissolution of the Company, all outstanding Stock Awards shall terminate immediately prior to such event.

XIV.    AMENDMENT OF THE PLAN AND STOCK AWARDS.

        14.1.    Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation.

          14.2.    Shareholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

          14.3.    Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

          14.4.    No Material Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

          14.5.    Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XV.    TERMINATION OR SUSPENSION OF THE PLAN.

          15.1.    Plan Term.    The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date that the Plan is approved by the shareholders of the Company, as the adoption of the Plan by the Board is conditioned upon such shareholder approval. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

          15.2.    No Material Impairment of Rights.    Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

XVI.    EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on July 1, 2005, the first day of the next fiscal quarter following the date that it is approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board. If the Plan is approved by the shareholders of the Company, the 1996 Plan, the 1998 Plan, and the 1999 Plan shall terminate on the effective date of the Plan. If the Plan is not approved by the shareholders of the Company, the 1996 Plan, the 1998 Plan, and the 1999 Plan shall continue unaffected. No Stock Awards may be granted under the Plan prior to the time that the shareholders have approved the Plan.

XVII.    CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ABGENIX, INC.

        The undersigned, revoking all prior proxies, hereby appoints William R. Ringo and H. Ward Wolff, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of capital stock of Abgenix, Inc. (the "Company") of record in the name of the undersigned at the close of business on April 18, 2005, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, June 13, 2005, or at any adjournment or postponement thereof, upon the following matters:

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.	Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR	WITHHELD FOR ALL
ITEM 1.	ELECTION OF DIRECTORS	☐	☐
Nominees: 01 R. Scott Greer 02 M. Kathleen Behrens, Ph.D. 03 Raju S. Kucherlapati, Ph.D. 04 Kenneth B. Lee, Jr. 05 Mark B. Logan 06 William R. Ringo 07 Thomas G. Wiggans
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)

		FOR	AGAINST	ABSTAIN
ITEM 2—	To approve the 2005 Incentive Stock Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
ITEM 3—	To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2005.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
ITEM 4—	In their descretion, the proxies are authorized to vote upon such matters as may properly come before the Annual Meeting, or any adjournments thereof.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
FOLD AND DETACH HERE

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INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE 2005 INCENTIVE STOCK PLAN
PROPOSAL 3 RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND COMMITTEES
CODE OF ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Option Grants in Last Fiscal Year
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
ANNUAL REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT
OTHER MATTERS
  Appendix A
ABGENIX, INC. 2005 INCENTIVE STOCK PLAN Approved by Stockholders on [June 13, 2005] Termination Date: [June 13, 2015 [tenth anniversary of date of Stockholder approval]]
I. PURPOSES.
II. DEFINITIONS.
III. ADMINISTRATION.
IV. SHARES SUBJECT TO THE PLAN.
V. ELIGIBILITY.
VI. OPTION PROVISIONS.
VII. NON-DISCRETIONARY STOCK AWARDS FOR ELIGIBLE DIRECTORS.
VIII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.
IX. COVENANTS OF THE COMPANY.
X. USE OF PROCEEDS FROM STOCK.
XI. CANCELLATION AND RE-GRANT OF OPTIONS.
XII. MISCELLANEOUS.
XIII. ADJUSTMENTS UPON CHANGES IN STOCK.
XIV. AMENDMENT OF THE PLAN AND STOCK AWARDS.
XV. TERMINATION OR SUSPENSION OF THE PLAN.
XVI. EFFECTIVE DATE OF PLAN.
XVII. CHOICE OF LAW.